                                                        EXHIBIT 99.2

                                                           EXECUTION COPY

SECOND OMNIBUS RESTRUCTURING AGREEMENT

among

LA PALOMA GENERATING COMPANY, LLC,

LA PALOMA GENERATING TRUST LTD.,

WILMINGTON TRUST COMPANY,
in its individual capacity and as trustee,

THE LENDERS,

THE INVESTORS,

THE INTEREST HEDGE PARTIES,

CITIBANK, N.A.,
as Administrative Agent,

CITIBANK, N.A.,
as Security Agent,

CITIBANK, N.A.,
as Working Capital L/C Issuer,

SOCIETE GENERALE,
as DSR/RCE L/C Issuer,

THE PRIORITY LENDERS,

CITIBANK, N.A.,
as Priority Agent,

and

PG&E NATIONAL ENERGY GROUP, INC.

____________________________

Dated as of December 4, 2002
____________________________

TABLE OF CONTENTS

Section 1. Definitions

Section 2. Participation Agreement

Section 3. Tranche A Loan Agreement

Section 4. Tranche B Loan Agreement

Section 5. Security Deposit Agreement

Section 6. Collateral Agency and Intercreditor Agreement

Section 7. Mandatory Prepayments

Section 8. Option Prepayments

Section 9. Roll-Up Loans

Section 10. Certain Agreements of the Creditors and Parties

          10.01  Subordination of Liens Securing Primed Obligations to Liens Securing Priority                   Obligations and Certain Related Bankruptcy Provisions

          10.02  Subordination of Liens Securing Residual Obligations to Leans Securing Roll-Up                  Obligations and Certain Related Bankruptcy Provisions
          10.03  Amendments to Operative Documents
          10.04  Enforcement; Forbearance; Reservation of Rights
          10.05  Priority Credit Agreement; Authorization
          10.06  DIP Facility
          10.07  Further Assurances with respect to Recharacterization
          10.08  No Bankruptcy Proceedings, Etc
          10.09  Further Agreements of NEG
          10.10  Further Acknowledgment by the Company
          10.11  Accession
          10.12  Action by Priority Lenders
          10.13  Structural Guaranty
          10.14  NEG Guarantee
          10.15  Construction Agency Agreement; Reservation of Construction Agency Agreement                   Rights by Owner
          10.16  Investor Interests
          10.17  Other Amounts
Section 11.  Interest on Settlement Amounts; Roll-Up Loans; Residual Loans

Section 12.  Certain Agreements and Confirmations Regarding Termination and
Acceleration

          12.01  Company Credit and Reimbursement Agreement
          12.02  Interest Hedge Contracts
          12.03  Acceleration of Obligations; Termination of Commitments
          12.04  Liability of Trustee

Section 13.  Conditions Precedent

Page 2 6 13 14 16 26 27 28 28 30 30 36 44 44 45 45 46 47 47 47 48 48 49 50 50 51 51 51 54 54 54 54 54 55

Section 14.  Further Representations and Warranties.

Section 15.  Miscellaneous
          15.01  Notices
          15.02  Counterparts.
          15.03  Amendments.
          15.04  Headings.
          15.05  GOVERNING LAW.
          15.06  Severability.
          15.07  Further Assurances.
          15.08  Successors and Assigns.
          15.09  No Waiver; Cumulative Remedies.
          15.10  Conflicts.
          15.11atification.
          15.12  RELEASE OF CLAIMS.
          15.13  Lease and other Operative Documents.
          15.14  Survival.

SCHEDULE I - Priority Commitments; Roll-Up Loans; Residual Loans

EXHIBIT A - Form of Priority Credit Agreement
EXHIBIT B - Form of Proposed DIP Facility Agreement
EXHIBIT C - Notice Information

56 57 57 57 57 57 57 57 58 58 58 58 58 59 59 60

          THIS SECOND OMNIBUS RESTRUCTURING AGREEMENT (this "Agreement") dated as of December 4, 2002, is entered into among LA PALOMA GENERATING COMPANY, LLC, a Delaware limited liability company (the "Company"); LA PALOMA GENERATING TRUST LTD., a Delaware statutory trust (the "Owner"), WILMINGTON TRUST COMPANY, in its individual capacity (the "Trust Company") and as trustee of the Owner (the "Trustee"); the LENDERS, INVESTORS and INTEREST HEDGE PARTIES; SOCIETE GENERALE, as issuer of the DSR L/C and the RCE L/C under the Company Credit and Reimbursement Agreement (as defined below); CITIBANK, N.A., as issuer of the Working Capital L/Cs under the Company Credit and Reimbursement Agreement (as defined below); CITIBANK, N.A., as administrative agent for the Lenders and the Investors (in such capacity, the "Administrative Agent"); CITIBANK, N.A., as security agent for the Creditors (in such capacity, the "Security Agent"); the PRIORITY LENDERS; CITIBANK, N.A., as agent for the Priority Lenders (in such capacity, the "Priority Agent"); and PG&E NATIONAL ENERGY GROUP, INC. ("NEG"), a Delaware corporation.
          WHEREAS, the Company, the Owner, the Trust Company, the Trustee, the Lenders party thereto, the Investors party thereto, the Administrative Agent and the Security Agent are parties to the Participation Agreement, dated as of March 7, 2000 (as amended, the "Participation Agreement");

          WHEREAS, the Owner, the Tranche A Lenders party thereto and the Administrative Agent are parties to the Tranche A Loan Agreement, dated as of March 7, 2000 (as amended, the "Tranche A Loan Agreement");

          WHEREAS, the Owner, the Tranche B Lenders party thereto and the Administrative Agent are parties to the Tranche B Loan Agreement, dated as of March 7, 2000 (as amended, the "Tranche B Loan Agreement");

          WHEREAS, the Company, Citibank, N.A., as the Working Capital L/C Issuer, the Working Capital Lenders party thereto, Société Générale, as the DSR/RCE L/C Issuer, the L/C Banks party thereto and the Administrative Agent are parties to the Company Credit and Reimbursement Agreement, dated as of March 7, 2000 (as amended, the "Company Credit and Reimbursement Agreement");

          WHEREAS, the Company, the Owner, the Trustee, the Trust Company, the Lenders party thereto, the Investors party thereto, the Administrative Agent and the Security Agent are parties to the Collateral Agency and Intercreditor Agreement, dated as of March 7, 2000 (as amended, the "Collateral Agency and Intercreditor Agreement");

          WHEREAS, the Company, the Owner, the Administrative Agent and the Security Agent are parties to the Security Deposit Agreement, dated as of March 7, 2000 (as amended, the "Security Deposit Agreement");

          WHEREAS, pursuant to the Participation Agreement and the other Operative Documents, the Company and the other parties thereto agreed, among other things, to the terms and conditions of the construction and lease financing of the Project;

          WHEREAS, an Incipient NEG Downgrade Event with respect to NEG occurred on August 5, 2002, and pursuant to Section 5.1(x) of the Participation Agreement, the Company became obligated to pay or cause to be paid to the Security Agent for deposit into the Construction Account all Project Costs and/or Scheduled Debt Service as such amounts became due and payable;

          WHEREAS, the Company has advised the Security Agent and the Lenders that it will no longer comply with such payment obligation (and the Lenders have reserved all rights with respect thereto);

          WHEREAS, additional funding is required to complete construction of the Project as well as to pay for general working capital needs and to finance draws on letters of credit issued to support gas supply and transportation arrangements and power sales arrangements;

          WHEREAS, the Company has, in light of existing Defaults and Events of Default, requested (i) certain amendments, consents and waivers with respect to the Participation Agreement and certain other Operative Documents and (ii) new financing to fund payments for Project Costs and certain debt service obligations; and

          WHEREAS, the Priority Lenders have agreed to provide financing to (i) fund the completion of the Project and (ii) fund certain other Project Costs and general working capital needs, and the existing Creditors have agreed to amend the Participation Agreement and certain other Operative Documents in connection with such new financing, including the amendment of certain intercreditor provisions.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    Section 1. Definitions. 1.01 Except as otherwise defined in this Agreement, terms defined in Annex A to the Participation Agreement are used herein (including in the recitals hereto) as defined therein (and the principles of interpretation set forth in Annex A to the Participation Agreement shall apply to such terms). The following terms used herein shall have the following respective meanings:

          "75% Priority Lenders" means, at any time, Priority Lenders holding at least in excess of 75% of the aggregate amount of the Priority Commitments outstanding at such time (or, in the case of Priority Commitments that have expired or been terminated, the sum of the aggregate principal amount of the Priority Loans made under such Priority Commitments and outstanding at such time).

          "Case" means, with respect to a Debtor, a case commenced under chapter 11 of the Bankruptcy Code where such Person is the debtor and debtor-in-possession.

          "Collateral Proceeds" has the meaning set forth in Section 10.01(f) of this Agreement.

          "Court" means the United States Bankruptcy Court having jurisdiction over the Case from time to time.

          "Creditor-Provided DIP Facility" has the meaning set forth in Section 10.06(a) of this Agreement.

          "Debtor" means the Company or the Owner.

          "DIP Facility" has the meaning set forth in Section 10.06(a) of this Agreement.

          "DIP Lenders" has the meaning set forth in Section 10.06(a) of this Agreement.

          "Effective Date" has the meaning set forth in Section 13 of this Agreement.

          "Excluded Collateral" means the right of the Company to receive payments of (i) EPC Buydown Damages (including recoveries thereof from draws on any letter of credit issued under an amended and restated EPC Contract) and (ii) other buydown amounts received with respect to performance related liquidated damages.

          "Existing Obligations" means the Tranche A Loans, the Tranche B Loans, the Investor Contributions and the Settlement Amounts existing on the Effective Date, after giving effect to the capitalization of unpaid amounts with respect to such Tranche A Loans, Tranche B Loans, Investor Contributions and Settlement Amounts as provided for in Section 6.7(c)(iv) of the Participation Agreement, Section 2.8(e) of the Tranche A Loan Agreement, Section 2.8(d) of the Tranche B Loan Agreement and Sections 11(b)(i) and (c)(i) of this Agreement, respectively.

          "NEG Demand Amount" has the meaning set forth in Section 10.14 of this Agreement.

          "NEG Restructuring" has the meaning set forth in Section 10.12(b) of this Agreement.

          "Non-Participating Creditors" has the meaning set forth in Section 10.06(a) of this Agreement.

          "Primed Creditors" means, collectively, Roll-Up Holders and Residual Holders in their capacities as such.

          "Primed Obligations" means Roll-Up Obligations and Residual Obligations.

          "Primed Obligations Deficiency" means the amount of any claims of the Primed Creditors in respect of the Primed Obligations which are determined to constitute an unsecured claim (or equivalent) in a Proceeding.

          "Priority Collateral" means all Collateral other than Excluded Collateral.

          "Priority Credit Facility" means the financing provided pursuant to the Priority Credit Agreement.

          "Priority Obligation Deficiency" means the amount of any claims of the Priority Lenders in respect of the Priority Obligations which are determined to constitute an unsecured claim (or equivalent) in a Proceeding.

          "Proceeding" means, with respect to the Company or any other Debtor, any case, proceeding or other action by or against under any existing or future law of any jurisdiction, relating to bankruptcy, insolvency, reorganization, agreement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or the appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or a general assignment for the benefit of its creditors.

          "Proposed DIP Facility Agreement" has the meaning set forth in Section 10.06(a) of this Agreement.

          "Required Roll-Up Holders" means, at any time, Roll-Up Holders holding at least in excess of 50% of the aggregate principal amount of the Roll-Up Loans outstanding at such time.

          "Residual Holder Agent" means the Administrative Agent acting for the benefit of the Residual Holders (or a sub-agent of the Administrative Agent acting for the benefit of the Residual Holders appointed in accordance with Section 2.2 of the Collateral Agency and Intercreditor Agreement for purposes of Section 10.02 of this Agreement).

          "Residual Holders" means holders of Residual Obligations in their respective capacities as such.

          "Residual Loans" means Tranche A Loans, Tranche B Loans, Investor Contributions and Settlement Amounts that, as of the date of determination, have not been subject to the "roll-up" provision of Section 9 of this Agreement. The Residual Loans held by each Priority Lender or other Creditor as of the Effective Date are set forth in the column entitled "Current Residual Loans" on Schedule I to this Agreement on the Effective Date and shall, from time to time after the Effective Date, be set forth on Schedule I to this Agreement as updated in accordance with Section 9 of this Agreement.

          "Residual Obligations" means, at any time, all indebtedness, financial liabilities and obligations of the Company and the Owner, of whatsoever nature and howsoever evidenced (including, but not limited to, principal, interest, fees, reimbursement obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the Creditors pursuant to the Operative Documents and arising under or in connection with the Residual Loans.

          "Roll-Up Collateral" means all Collateral, subject to the provisions of Section 10.01 of this Agreement.

          "Roll-Up Collateral Proceeds" has the meaning set forth in Section 10.02(f) of this Agreement.

          "Roll-Up Holder Agent" means the Administrative Agent acting for the benefit of the Roll-Up Holders (or a sub-agent of the Administrative Agent acting for the benefit of the Roll-Up Holders appointed in accordance with Section 2.2 of the Collateral Agency and Intercreditor Agreement for purposes of Section 10.02 of this Agreement).

          "Roll-Up Holders" means holders of Roll-Up Obligations in their respective capacities as such.

          "Roll-Up Loans" means Tranche A Loans, Tranche B Loans, Investor Contributions and Settlement Amounts that, as of the date of determination, have been designated as or have become Roll-Up Loans in accordance with Section 9 of this Agreement. The Roll-Up Loans held by each Priority Lender as of the Effective Date are set forth in the column entitled "Current Roll-Up Loans" on Schedule I to this Agreement on the Effective Date and shall, from time to time after the Effective Date, be set forth on Schedule I to this Agreement as updated in accordance with Section 9 of this Agreement.

          "Roll-Up Obligation Deficiency" means the amount of any claims of the Roll-Up Holders in respect of the Roll-Up Obligations which are determined to constitute an unsecured claim (or equivalent) in a Proceeding.

          "Roll-Up Obligations" means, at any time, all indebtedness, financial liabilities and obligations of the Company and the Owner, of whatsoever nature and howsoever evidenced (including, but not limited to, principal, interest, fees, reimbursement obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the Creditors pursuant to the Operative Documents and arising under or in connection with the Roll-Up Loans.

          "Roll-Up Turnover Property" has the meaning set forth in Section 10.02(l) of this Agreement.

          "Settlement Amounts" means the Tranche A Settlement Amounts and the Tranche B Settlement Amounts.

          "Structural Guaranty Demand Amount" has the meaning set forth in Section 10.13 of this Agreement.

          "Super-Majority Priority Lenders" means, at any time, Priority Lenders holding at least in excess of 66 2/3% of the aggregate principal amount of the Priority Commitments outstanding at such time (or, in the case of Priority Commitments that have expired or been terminated, the sum of the aggregate principal amount of the Priority Loans made under such Priority Commitments and outstanding at such time).

          "Tranche A Settlement Amounts" means, collectively, all of the Owner's and Company's payment obligations under each Tranche A Interest Hedge Contract as of the date of the termination thereof, after giving effect to the termination thereof.

          "Tranche B Settlement Amounts" means, collectively, all of the Owner's and Company's payment obligations under each Tranche B Interest Hedge Contract as of the date of the termination thereof, after giving effect to the termination thereof.

          "Turnover Property" has the meaning set forth in Section 10.01(l) of this Agreement.

          1.02 Principles of Interpretation. In addition to the Rules of Usage set forth in Annex A to the Participation Agreement which automatically apply to this Agreement mutatis mutandis, any reference in the Operative Documents, Project Documents or Security Documents to any provision which has been amended by this Agreement, shall be deemed to be a reference to such provision as amended hereby.

          Section 2. Participation Agreement.  The Participation Agreement is hereby amended as follows:

          2.01 Section 6.5(a)(ii) of the Participation Agreement is hereby deleted and replaced, in its entirety, with the following section:

          "(ii) Remaining Proceeds of the NEG Guarantee or a Substitute Credit Support Instrument. The proceeds of the NEG Guarantee or a Substitute Credit Support Instrument remaining after payment of all amounts due in respect of the Tranche A Loans shall be applied by the Security Agent to prepay the Tranche B Loans and the Settlement Amounts on a pro rata basis; provided that (i) with respect to prepayments to be made to a Tranche B Lender, prepayments shall be applied (x) ratably to such Tranche B Lender on the basis of the aggregate principal amount of Tranche B Loans held by such Tranche B Lender (without regard as to whether, at the time of payment, such Tranche B Loans constitute Residual Loans or Roll-Up Loans) and (y) with respect to such Tranche B Lender, such prepayment is to be applied first to such Tranche B Lender's Residual Loans consisting of Tranche B Loans and thereafter to such Tranche B Lender's Roll-Up Loans consisting of Tranche B Loans and (ii) with respect to prepayments to be made to an Interest Hedge Party, payments shall be applied (x) ratably to such Interest Hedge Party on the basis of the aggregate principal amount of Settlement Amounts held by such Interest Hedge Party (without regard as to whether, at the time of prepayment, such Settlement Amounts constitute Residual Loans or Roll-Up Loans) and (y) with respect to such Interest Hedge Party, such prepayment is to be applied first to such Interest Hedge Party's Residual Loans consisting of Settlement Amounts and thereafter to such Interest Hedge Party's Roll-Up Loans consisting of Settlement Amounts."

          2.02 Clause (iv) of Section 6.7(c) of the Participation Agreement is hereby deleted and replaced, in its entirety, with the following clauses (iv), (v) and (vi):

          "(iv) On the Effective Date, accrued but unpaid Investor Yield on outstanding amounts of Investor Contributions (and all other amounts due and owing with respect to such Investor Contributions) will be capitalized and added to such outstanding amount of Investor Contributions prior to giving effect to the "roll-up" election pursuant to Section 9 of the Second Omnibus Restructuring Agreement.

          (v) With respect to Investor Contributions that constitute Roll-Up Loans:

          (A) After the Effective Date and prior to the Completion Date, Investor Yield will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the outstanding amount of such Investor Contributions that constitute Roll-Up Loans.

          (B) On and after the Completion Date, Investor Yield will accrue monthly in arrears and shall be payable on each Interest Date; provided that (i) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full Investor Yield due on such Interest Date on Investor Contributions that constitute Roll-Up Loans, the portion of such Investor Yield that is not paid shall, on such Interest Date, be capitalized and added to the outstanding amount of such Investor Contributions and (ii) each payment of such Investor Contributions shall be accompanied by accrued Investor Yield to the date of such payment on the amount of such Investor Contributions paid.

          (vi) With respect to Investor Contributions that constitute Residual Loans:

          (A) After the Effective Date and prior to the Completion Date, Investor Yield will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the outstanding amount of such Investor Contributions that constitute Residual Loans.

          (B) On and after the Completion Date, Investor Yield will accrue monthly in arrears and shall be payable on each Interest Date; provided that (i) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full Investor Yield due on such Interest Date on Investor Contributions that constitute Residual Loans, the portion of such Investor Yield that is not paid shall, on such Interest Date, be capitalized and added to the outstanding amount of such Investor Contributions and (ii) each payment of such Investor Contributions shall be accompanied by accrued Investor Yield to the date of such payment on the amount of such Investor Contributions paid."

          2.03 Section 7.1 of the Participation Agreement is amended by inserting a new clause (t) as follows:

          "(t) Post-Effective Event of Default. The Priority Agent shall have notified the Administrative Agent, in writing, that a Post-Effective Event of Default has occurred and is continuing."

          2.04 Section 10.3 of the Participation Agreement is hereby amended as follows:

          (a) Clause (d) is deleted and replaced, in its entirety by the following clause:

          "(d) to the arrangers, the Agents and the Priority Agent, all fees specified in the Fee Letters at the time and in the manner required by the Fee Letters (or, in the case of the Priority Agent, all fees referenced in Section 2.16 of the Priority Credit Agreement);"

          (b) Clause (f) is amended by deleting the phrase "other than principal and interest on the Loans," and replacing it with the phrase "other than principal and interest on the Loans and Priority Loans,".

          2.05 The second sentence of Section 10.5(a)(i) of the Participation Agreement is hereby amended by inserting the following proviso at the end thereof:

          "; provided that (i) any payment made on account of the principal of or yield on Roll-Up Loans which are Investor Contributions shall be made pro rata according to the respective outstanding principal amount of the Investor Contributions which constitute Roll-Up Loans then held by the Investors and (ii) any payment made on account of the principal of or yield on Residual Loans which are Investor Contributions shall be made pro rata according to the respective outstanding principal amount of the Investor Contributions which constitute Residual Loans then held by the Investors."

          2.06 The first sentence of Section 10.7 of the Participation Agreement is amended as follows:

          (a) Part (a) of the proviso is amended by inserting the phrase ", the Priority Agent, the Priority Lenders" after the term "Investors".

          (b) Part (c) of the proviso is amended by inserting the phrase ", the Priority Agent, any Priority Lender" after the phrase "any Investor".

          2.07 Section 12.2 of the Participation Agreement is hereby amended by inserting after the contact information for the DSR/RCE L/C Issuer, the following additional contact information:

          "If to the Priority Agent:

          Citibank, N.A.
          Two Penns Way, Suite 200
          New Castle, DE 19720
          Tel: (302) 894-6084
          Fax: (302) 894-6120
          Attention: David Chiu

          with a copy to:

          Citibank, N.A.
          388 Greenwich Street
          New York, NY 10013
          Tel: (212) 816-1048
          Fax: (212) 816-0485
          Attention: Nasir Khan, Vice President

          If to the Priority Working Capital L/C Issuer:

          Citibank, N.A.
          Two Penns Way, Suite 200
          New Castle, DE 19720
          Tel: (302) 894-6084
          Fax: (302) 894-6120
          Attention: David Chiu

          with a copy to:

          Citibank, N.A.
          388 Greenwich Street
          New York, NY 10013
          Tel: (212) 816-1048
          Fax: (212) 816-0485
          Attention: Nasir Khan, Vice President"

          2.08 The following new defined terms are hereby inserted into Annex A of the Participation Agreement in the appropriate alphabetical order:

          "Additional Project Contract" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Available Priority Commitment" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Cash Collateralization Accounts" means the Priority Working Capital L/C Account and the Priority Working Capital Commitment Account.

          "DIP Lenders" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Effective Date" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Interest Date" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Liquidation Waterfall" means the cash waterfall set forth in Section 5.13(c) of the Security Deposit Agreement.

          "PCL Funding Dates" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Post-Effective Event of Default" has the meaning set forth in the Section 1.1 of the Priority Credit Agreement.

          "Priority Agent" has the meaning set forth in the preamble to the Priority Credit Agreement.

          "Priority Commitment Period" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Commitments" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Credit Agreement" means the Priority Credit and Reimbursement Agreement dated as of December 4, 2002, among the Company, the Owner, Citibank, N.A., as Priority Working Capital L/C Issuer, the Priority Lenders party thereto, the Administrative Agent and Citibank, N.A., as Priority Agent thereunder.

          "Priority Lenders" means the lenders party to the Priority Credit Agreement as "Priority Lenders".

          "Priority Loans" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Maturity Date" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Notes" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Obligations" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Scheduled Debt Service" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Working Capital Commitment Account" has the meaning set forth in Section 1.1 of the Security Deposit Agreement.

          "Priority Working Capital L/C" has the meaning set forth in Section 1.1 of the Priority Credit Agreement

          "Priority Working Capital L/C Account" has the meaning set forth in Section 1.1 of the Security Deposit Agreement.

          "Priority Working Capital L/C Issuer" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Working Capital L/C Reimbursement Obligations" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Working Capital Loan Commitments" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Priority Working Capital Loans" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Proposed DIP Facility Agreement" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Required Priority Lenders" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Residual Loans" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Revenue Account Waterfall" means the cash waterfall set forth in Section 5.1 of the Security Deposit Agreement.

          "Roll-Up Loans" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Second Omnibus Restructuring Agreement" means the Second Omnibus Restructuring Agreement dated as of December 4, 2002, among the Company, the Owner, the Trustee, the Trust Company, each Tranche A Lender, each Tranche B Lender, each Investor, each Interest Hedge Party, the DSR/RCE L/C Issuer, the Working Capital L/C Issuer, the Administrative Agent, the Security Agent, the Priority Lenders, Citibank, N.A., as Priority Agent and NEG.

          "Settlement Amounts" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Subject Project Costs" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          "Tranche A Settlement Amounts" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Tranche B Settlement Amounts" has the meaning set forth in Section 1.01 of the Second Omnibus Restructuring Agreement.

          "Waterfall Commencement Date" has the meaning set forth in Section 1.1 of the Priority Credit Agreement.

          2.09 Annex A of the Participation Agreement is hereby further amended as follows:

          (i) The definition of "Applicable Margin" is deleted and replaced, in its entirety, with the following definition:

          "Applicable Margin" means 5.75%.

          (ii) The definition of "Imposition" is amended by deleting the phrase "Lender Holder or Investor" in clause (iii) thereof and replacing such phrase with "Lender, Priority Lender or Investor".

          (iii) The title of the definition "Lender and Investor Obligations" is hereby amended to read "Lender Obligations".

          (iv) The definition of "Operating Costs" is deleted and replaced, in its entirety, with the following definition:

          "Operating Costs" means, for any period, cash amounts incurred and paid by the Company or the Owner for the operation and maintenance of the Project or any portion thereof, including premiums for insurance policies, fuel supply and fuel transportation costs, costs of obtaining any other materials, supplies or services for the Project, utilities, costs of maintaining, renewing and amending Governmental Actions, franchise, licensing, property, real estate, sales and excise taxes (excluding federal or state income taxes), general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, costs required to be paid by the Company or the Owner under any Operative Document (other than Priority Scheduled Debt Service, Scheduled Debt Service and other amounts due to the Lenders, Investors and Interest Hedge Parties in respect of the Loans, Investor Contributions or Interest Hedge Obligations, respectively) or Project Contract (other than Project Costs and Subject Project Costs), legal and other transaction costs, expenses and fees incurred by the Creditors or at their direction with marketing the Project for sale, and all other fees payable to the Priority Lenders (other than amounts included in Priority Scheduled Debt Service), necessary capital expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Project and the conduct of the business of the Company.

          (v) The definition of "Operative Documents" is amended by (A) deleting the word "and" at the end of line (xviii), (B) replacing the period at the end of line (xix) with a semicolon and (C) inserting at the end thereof, the following new lines: "(xx) the Priority Credit Agreement; and (xxi) the Second Omnibus Restructuring Agreement."

          (vi) The definition of "Project Budget" is amended by inserting the phrase "and the Priority Credit Agreement." at the end thereof.

          (vii) The definition of "Project Contracts" is amended by (A) deleting the word "and" at the end of line (xxvi), (B) replacing the period at the end of line (xxvii) with "; and" and (C) inserting at the end thereof, the following new line: "(xxviii) any Additional Project Contract approved by Required Priority Lenders."

          2.10 Schedule 1 to the Participation Agreement is hereby amended as follows:

          (a) The section entitled "Financing Terms" is hereby deleted.

          (b) The section entitled "Notices" is hereby deleted and replaced, in its entirety, with the notice information set forth on Exhibit C to this Agreement.

          Section 3.  Tranche A Loan Agreement.  The Tranche A Loan Agreement is hereby amended as follows:

          3.01 Clause (e) of Section 2.8 of the Tranche A Loan Agreement is hereby deleted and replaced, in its entirety, with the following clauses (e), (f) and (g):

          "(e) On the Effective Date, accrued but unpaid interest on existing Tranche A Loans (and all other amounts due and owing (other than principal) with respect to the Tranche A Loans) will be capitalized and added to the principal amount outstanding under this Agreement prior to giving effect to the "roll-up" election pursuant to Section 9 of the Second Omnibus Restructuring Agreement.

          (f) With respect to Tranche A Loans that constitute Roll-Up Loans:

          (i) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Loans that constitute Roll-Up Loans.

          (ii) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Loans that constitute Roll-Up Loans and (B) each payment of Tranche A Loans that constitute Roll-Up Loans shall be accompanied by accrued interest to the date of such payment on such amount.

          (g) With respect to Tranche A Loans that constitute Residual Loans:

          (i) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Loans that constitute Residual Loans.

          (ii) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Loans that constitute Residual Loans and (B) each payment of Tranche A Loans that constitute Residual Loans shall be accompanied by accrued interest to the date of such payment on such amount."

          3.02 The second sentence of Section 2.11(a) of the Tranche A Loan Agreement is hereby amended by inserting, at the end thereof, the following proviso:

          "; provided that (i) any payment made on account of principal of and interest on Roll-Up Loans which are Tranche A Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche A Loans which constitute Roll-Up Loans then held by the Tranche A Lenders and (ii) any payment made on account of principal of and interest on Residual Loans which are Tranche A Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche A Loans which constitute Residual Loans then held by the Tranche A Lenders."

          Section 4.  Tranche B Loan Agreement.  The Tranche B Loan Agreement is hereby amended as follows:

          4.01 Clause (d) of Section 2.8 of the Tranche B Loan Agreement is hereby deleted and replaced, in its entirety, with the following clauses (d), (e) and (f):

          "(d) On the Effective Date, accrued but unpaid interest on existing Tranche B Loans (and all other amounts due and owing with respect to the Tranche B Loans) will be capitalized and added to the principal amount outstanding under this Agreement prior to giving effect to the "roll-up" election pursuant to Section 9 of the Second Omnibus Restructuring Agreement.

          (e) With respect to Tranche B Loans that constitute Roll-Up Loans:

          (i) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Loans that constitute Roll-Up Loans.

          (ii) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Loans that constitute Roll-Up Loans and (B) each payment of Tranche B Loans that constitute Roll-Up Loans shall be accompanied by accrued interest to the date of such payment on such amount.

          (f) With respect to Tranche B Loans that constitute Residual Loans:

          (i) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Loans that constitute Residual Loans.

          (ii) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Loans that constitute Residual Loans and (B) each payment of Tranche B Loans that constitute Residual Loans shall be accompanied by accrued interest to the date of such payment on such amount."

          4.02 The second sentence of Section 2.11(a) of the Tranche B Loan Agreement is hereby amended by inserting, at the end thereof, the following proviso:

          "; provided that (i) any payment made on account of principal of and interest on Roll-Up Loans which are Tranche B Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche B Loans which constitute Roll-Up Loans then held by the Tranche B Lenders and (ii) any payment made on account of principal of and interest on Residual Loans which are Tranche B Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche B Loans which constitute Residual Loans then held by the Tranche B Lenders."

          Section 5.   Security Deposit Agreement.

          5.01 The following defined terms are hereby inserted into Section 1.1 of the Security Deposit Agreement in the appropriate alphabetical order:

          "Priority Working Capital L/C Account" means the L/C Reimbursement Principal Accrual Account.

          "Priority Working Capital Commitment Account" means the Working Capital Principal Accrual Account.

          "Required L/C Deposit Amount" means, on any Interest Date, an amount equal to the excess of (a) the total aggregate undrawn face amount of all Priority Working Capital L/Cs outstanding on such Interest Date over (b) the amount on deposit in the Priority Working Capital L/C Account on such Interest Date after giving effect to any transfers (i) into such account on such date pursuant to Section 5.2(b)(i) of this Agreement and (ii) from such account on such date pursuant to Section 5.2(a)(iii) of this Agreement.

          "Required Commitment Deposit Amount" means, on any Interest Date, an amount equal to the excess of (a) the total aggregate amount of Priority Working Capital Loan Commitments over (b) the sum of (i) the aggregate undrawn face amount of all Priority Working Capital L/Cs plus (ii) the amount then on deposit in the Priority Working Capital Commitment Account after giving effect to any transfers (A) from such account on such date pursuant to Section 5.2(b)(i) of this Agreement and (B) into such account on such date pursuant to Section 5.2(a)(iii) of this Agreement.

          "Supplemental Request Letter" has the meaning set forth in Section 5.13(a) of this Agreement.

          5.02 Section 2.1 of the Security Deposit Agreement is hereby amended by inserting the following proviso after the second sentence of such section:

          "; provided, that the Security Agent shall hold and safeguard the Cash Collateralization Accounts (and the cash, cash equivalents, instruments, investments and other securities on deposit therein) during the term of this Agreement and shall treat the cash, cash equivalents, instruments, investments and other securities in the Cash Collateralization Accounts as pledged by the Company and the Owner (to the extent of their respective rights and interests therein) to the Security Agent for the exclusive benefit of the Priority Lenders and the Priority Agent, to be held by the Security Agent in trust for the Priority Lenders and the Priority Agent in accordance with the provisions hereof and of the other Security Documents."

          5.03 Clause (f) of Section 3.1 of the Security Deposit Agreement is hereby amended by deleting the phrase "Project Costs" and replacing it with the phrase "Subject Project Costs".

          5.04 Section 4.1(b) of the Security Deposit Agreement is hereby amended by deleting the term "Working Capital Loans" and replacing such term with "Priority Loans".

          5.05 Section 4.2 of the Security Deposit Agreement is hereby amended as follows:

          (a) each occurrence of the term "Conversion Date" shall be replaced with the term "Completion Date"; and

          (b) clause (d) is hereby amended by deleting the term "Working Capital Loans" and replacing such term with "Priority Loans".

          5.06 Section 5.1 of the Security Deposit Agreement is hereby deleted and replaced, in its entirety, with the following section:

          "SECTION 5.1 Revenue Account. After the Completion Date, the Security Agent shall, on each Interest Date, transfer from the Revenue Account the following amounts in the following order of priority:

          first, to the Persons specified in the related Request Letter delivered in connection with such Interest Date, (i) the amounts specified in the related Request Letter to be the amount of Operating Costs then due and payable or payable prior to the next Interest Date and (ii) the bonuses payable to the EPC Contractor (but only to the extent such bonuses do not constitute Subject Project Costs) then due and payable or payable prior to the next Interest Date;

          second, (i) to the Security Agent, the amount of any unpaid fees, costs, indemnities and expenses then due and payable to it as Security Agent, (ii) to the Administrative Agent, the amount of any unpaid fees, costs, indemnities and expenses then due and payable to it as Administrative Agent, (iii) to the Trust Company, the amount of any unpaid fees, costs, indemnities and expenses then due and payable to it as Trustee and (iv) to the Priority Agent, the amount of any unpaid fees, costs, indemnities and expenses then due and payable to it as Priority Agent;

          third, to the Priority Agent for the account of the Priority Lenders (i) an amount equal to the amount of all interest on the Priority Loans and Priority Working Capital L/C Reimbursement Obligations which is then due and payable and (ii) an amount equal to the amount of all fees, costs, expenses, indemnities and other amounts then due and payable under, or in respect of, the Priority Credit Agreement;

          fourth, (i) first, to the Priority Agent for the account of the Priority Working Capital L/C Issuer, an amount equal to the aggregate amount of all Priority Working Capital L/C Reimbursement Obligations then due and payable for the payment thereof and (ii) second, to the Priority Agent for the account of the Priority Lenders, an amount equal to the aggregate outstanding principal amount of all Priority Working Capital Loans for the prepayment thereof (or, in the event that such Interest Date is the Priority Maturity Date, the payment thereof);

          fifth, (i) first, into the Priority Working Capital L/C Account, an amount equal to the then-applicable Required L/C Deposit Amount and (ii) second, into the Priority Working Capital Commitment Account, an amount equal to the then-applicable Required Commitment Deposit Amount;

          sixth, to the Priority Agent for the account of the Priority Lenders, an amount equal to the aggregate outstanding principal amount of all Priority Construction Loans for the prepayment thereof (or, in the event that such Interest Date is the Priority Maturity Date, the payment thereof);

          seventh, to the Administrative Agent for the account of the Priority Lenders holding Roll-Up Loans, an amount equal to the amount of all interest on the Roll-Up Loans which is then due and payable;

          eighth, to the Administrative Agent for the account of the Priority Lenders holding Roll-Up Loans, an amount equal to the aggregate outstanding principal amount of all Roll-Up Loans for the payment thereof;

          ninth, to the Administrative Agent (i) for the account of the Tranche B Lenders, an amount equal to the sum of (x) interest on the Tranche B Loans that are Residual Loans which is then due and payable and (y) all fees, costs, expenses, indemnities and other amounts (other than principal) then payable to such Tranche B Lenders on account of all Tranche B Loans, (ii) for the account of the Tranche B Interest Hedge Contract Parties, an amount equal to the amount of all interest on and outstanding principal of the Tranche B Settlement Amounts that are Residual Loans and (iii) for the account of the Tranche A Interest Hedge Contract Parties, an amount equal to the interest on the Tranche A Settlement Amounts that are Residual Loans which is then due and payable to such Tranche A Interest Hedge Contract Parties;

          tenth, to the Administrative Agent (i) for the account of the Tranche B Lenders, an amount equal to the aggregate outstanding principal amount of the Tranche B Loans that are Residual Loans for the payment thereof and (ii) for the account of the Tranche A Interest Hedge Contract Parties, an amount equal to the aggregate outstanding principal amount of the Tranche A Settlement Amounts that are Residual Loans owed to such Tranche A Interest Hedge Contract Parties for the payment thereof;

          eleventh, to the Administrative Agent for the account of the Investors, an amount equal to the sum of (i) the amount of all Investor Yield then due and payable on the Investor Contributions that are Residual Loans plus (ii) all fees, costs, expenses, indemnities and other amounts (other than principal) on all Investor Contributions;

          twelfth, to the Administrative Agent for the account of the Investors, an amount equal to the aggregate outstanding principal amount of the Investor Contributions that are Residual Loans for the payment thereof;

          thirteenth, so long as the Distribution Conditions are satisfied on such Interest Date (other than the condition that requires that the Tranche A Loans have been paid in full), to the Administrative Agent for the account of the Tranche A Lenders, an amount equal to the sum of (i) the interest on the Tranche A Loans that are Residual Loans which is then due and payable plus (ii) all fees, costs, expenses, indemnities and other amounts (other than principal) then payable to such Tranche A Lenders on account of all Tranche A Loans;

          fourteenth, so long as the Distribution Conditions are satisfied on such Interest Date (other than the condition that requires that the Tranche A Loans have been paid in full), to the Administrative Agent for the account of the Tranche A Lenders, an amount equal to the aggregate outstanding principal amount of the Tranche A Loans that are Residual Loans for the payment thereof; and

          fifteenth, to each Creditor, any fee, cost, expense, indemnity or other amount payable to such Creditor on such date pursuant to the Operative Documents (other than on account of amounts identified in clauses first through fourteenth above).

          In the event any amounts contemplated by clause first above are due and payable on any date which is not an Interest Date, the Security Agent shall make transfers on account of such amounts in accordance with Section 5.13(a) of this Agreement.

          In the event any amounts contemplated by clause second above are due and payable on any date which is not an Interest Date, the Security Agent shall make the transfers contemplated by clause second as directed in writing by the Administrative Agent from the Revenue Account on such date.

          To the extent that there shall be insufficient funds in the Revenue Account to pay the Priority Working Capital L/C Reimbursement Obligations when due on any Interest Date as provided in this Section 5.1, the Security Agent shall make such transfers with funds withdrawn from the Priority Working Capital L/C Account as provided in Section 5.2(a)(i) of this Agreement.

          Any amount not transferred to another Account on any date shall be retained in the Revenue Account pending further application pursuant to this Agreement."

          5.07 Section 5.2 of the Security Deposit Agreement is hereby deleted and replaced, in its entirety, with the following section:

          "SECTION 5.2. Cash Collateralization Accounts.

          (a) Priority Working Capital L/C Account.

          (i) On any Interest Date, if the cash on deposit in the Revenue Account is insufficient to pay, in full, all Priority Working Capital L/C Reimbursement Obligations then due and unpaid in accordance with the Revenue Account Waterfall, then the Security Agent shall, in accordance with a direction issued by the Priority Agent, transfer funds on deposit in the Priority Working Capital L/C Account (if any) to the Priority Agent for the account of the Priority Working Capital L/C Issuer in an amount equal to the lesser of (A) the amount of such deficiency and (B) the amount then on deposit in the Priority Working Capital L/C Account.

          (ii) In the event that payment of a Priority Working Capital L/C Reimbursement Obligation is due on any date other than an Interest Date and the conditions to the borrowing of Priority Working Capital Loans set out in Section 4.3 of the Priority Credit Agreement have not been satisfied or waived as of such due date, then the Security Agent shall, in accordance with a direction issued by the Priority Agent, transfer funds on deposit in the Priority Working Capital L/C Account (if any) to the Priority Agent for the account of the Priority Working Capital L/C Issuer in an amount equal to the lesser of (A) the Priority Working Capital L/C Reimbursement Obligation that is then due and (B) the amount then on deposit in such account.

          (iii) If, on any date, the aggregate amount on deposit in the Priority Working Capital L/C Account exceeds the aggregate undrawn face amount of all Priority Working Capital L/Cs then outstanding, the Security Agent shall, in accordance with a direction issued by the Priority Agent, transfer from the Priority Working Capital L/C Account to the Priority Working Capital Commitment Account an amount equal to such excess.

          (iv) Notwithstanding any provision in the Operative Documents (but subject to this Section 5.2(a)(iv)), the Security Agent shall not transfer funds on deposit in the Priority Working Capital L/C Account to make any payments under the Liquidation Waterfall, and the provisions of this Section 5.2(a) shall remain in effect until the expiry of all Priority Working Capital L/Cs and the payment in full of all Priority Working Capital L/C Reimbursement Obligations.

          (b) Priority Working Capital Commitment Account.

          (i) If, on any date prior to the end of the Priority Commitment Period, the Priority Agent notifies the Security Agent that the amount on deposit in the Priority Working Capital Commitment Account exceeds the sum of (A) the Available Priority Commitments with respect to Priority Working Capital Loan Commitments as of such date plus (B) the aggregate outstanding principal amount of Priority Working Capital Loans as of such date, then the Security Agent, acting at the direction of the Priority Agent, shall transfer such excess from the Priority Working Capital Commitment Account to the Priority Working Capital L/C Account.

          (ii) On the earlier to occur of (A) the date on which the Priority Loans are accelerated and (B) the Priority Maturity Date, the Security Agent, acting at the direction of the Priority Agent, shall transfer to the Priority Agent from the Priority Working Capital Commitment Account an amount equal to the lesser of (1) the total aggregate amount then on deposit in the Priority Working Capital Commitment Account and (2) the aggregate principal amount of Priority Working Capital Loans then due and payable together with all accrued interest, fees, expenses, indemnities and other amounts due in respect thereof. To the extent that, after giving effect to the transfer contemplated by this Section 5.2(b)(ii) there shall remain any amount on deposit in the Priority Working Capital Commitment Account, the Security Agent shall transfer such amount to the Revenue Account for application in accordance with the terms of Section 5.1 of this Agreement.

          (iii) In the event that the Security Agent receives (A) a Notice of Action specifying that action be taken pursuant to Section 5.13(c) of this Agreement or (B) written notice from the Administrative Agent that the Construction Agency Agreement has been terminated pursuant to Section 2.6 or 6.3 of the Construction Agency Agreement or the Lease has been terminated pursuant to Section 12.1 or 13.5 of the Lease (other than, in the event that, in connection with any such termination of the Construction Agency Agreement or termination of the Lease, as the case may be, the Company has assumed all of the Owner's obligations in respect of the Tranche B Loans and Investor Contributions pursuant to Section 6.4 of the Participation Agreement), the Security Agent shall, prior to making any transfers under Section 5.13(c) of this Agreement, transfer to the Priority Agent from the Priority Working Capital Commitment Account for the payment of Priority Working Capital Loans together with all accrued interest, fees, expenses, indemnities and other amounts due in respect thereof an amount equal to the lesser of (1) the total aggregate amount then on deposit in the Priority Working Capital Commitment Account and (2) the aggregate principal amount of Priority Working Capital Loans then due and payable together with all accrued interest, fees, expenses, indemnities and other amounts due in respect thereof. To the extent that, after giving effect to the transfer contemplated by this Section 5.2(b)(iii) there shall remain any amount on deposit in the Priority Working Capital Commitment Account, the Security Agent shall transfer such amount to the Revenue Account for application in accordance with the terms of Section 5.13(c) of this Agreement.

          (iv) Notwithstanding any provision in the Operative Documents, except to the extent provided in Section 5.2(b)(iii) above, the Security Agent shall not transfer funds on deposit in the Priority Working Capital Commitment Account to make any payments under the Liquidation Waterfall.

          5.08 Section 5.4 of the Security Deposit Agreement is hereby deleted and replaced, in its entirety, with the following section:

          "SECTION 5.4. Waterfall Commencement Date. On the Waterfall Commencement Date, the Security Agent shall transfer all amounts on deposit in the Construction Account in the following order of priority:

          first, to each Person specified in the related Priority Construction Requisition, the amount of Subject Project Costs specified to be paid to such Person;

          second, into the Final Completion Account, an amount equal to the Final Completion Amount; and

          third, into the Revenue Account, the balance, and, thereupon, the Security Agent shall make the transfers contemplated pursuant to Section 5.1 of this Agreement.

          After making all such transfers, the Security Agent shall close the Construction Account."

          5.09 Section 5.5 of the Security Deposit Agreement is hereby amended as follows:

          (a) Clauses (a) is deleted and replaced, in its entirety, with the following clause:

          "(a) On each PCL Funding Date (or on the dates thereafter specified in the related Priority Construction Requisition), upon the transfer into the Construction Account of the proceeds of any requested Priority Construction Loans, the Security Agent shall transfer from the Construction Account to each Person specified in the related Priority Construction Requisition the amount of Subject Project Costs specified to be paid to such Person."

          (b) Clause (c) is deleted and replaced, in its entirety, with the following clause:

          "(c) Upon the occurrence and during the continuance of a Post-Effective Event of Default, the Security Agent shall make transfers from the Construction Account as directed in writing by the Required Priority Lenders for the purpose of (i) paying Subject Project Costs and Operating Costs or (ii) applying amounts on deposit therein in accordance with Section 5.13(c) of this Agreement."

          5.10 Section 5.11 of the Security Deposit Agreement is hereby deleted and replaced, in its entirety, with the following section:

          "SECTION 5.11. Final Completion Account. The Security Agent shall, upon the written instructions of the Priority Agent, transfer from the Final Completion Account the amount certified in the related Final Completion Account Requisition to be the amount of Subject Project Costs and bonuses payable to the EPC Contractor which are then due and payable. Upon Final Completion, any amounts remaining in the Final Completion Account shall be deposited into the Revenue Account, and upon deposit of such amounts the Security Agent shall close the Final Completion Account."

          5.11 Section 5.13 of the Security Deposit Agreement is hereby amended by deleting clause (a) in its entirety and inserting in lieu thereof the following clause:

          "(a) Request Letters. The Company shall not have the right to issue a notice pursuant to Section 3 of this Agreement or otherwise direct the transfer of funds from any Account, subject to the provisions of this Section 5.13(a). The Company shall issue Request Letters in respect of the transfers and disbursements contemplated by Section 5.13(b) of this Agreement, and the Security Agent shall (i) promptly deliver a copy of each such Request Letter to the Priority Agent and Priority Lenders and (ii) make such transfers and disbursements contemplated by the related Request Letter unless otherwise directed by the Required Priority Lenders. The Company may issue supplemental Request Letters (each, a "Supplemental Request Letter") in respect of transfers and disbursements for amounts contemplated by clause first of Section 5.1 of this Agreement that are due and payable on a date which is not an Interest Date and that were not contemplated by the then-applicable Request Letter, and the Security Agent shall, upon confirmation by the Administrative Agent and unless otherwise directed by the Required Priority Lenders, make such transfers and disbursements contemplated by any such Supplemental Request Letter."

          5.12 Section 5.13 of the Security Deposit Agreement is hereby amended by deleting clause (b) in its entirety and inserting in lieu thereof the following clause:

          "(b) Transfer Prior to Notice of Action. Until the Security Agent receives a Notice of Action directing that action be taken pursuant to Section 5.13(c) of this Agreement, the Security Agent shall make the specified transfers contemplated by priorities first through fifteenth of Section 5.1 of this Agreement and the specified transfers contemplated by Section 5.2 of this Agreement."

          5.13 Section 5.13 of the Security Deposit Agreement is hereby further amended by deleting clause (c) in its entirety and inserting in lieu thereof the following clause:

          "(c) Transfer After Notice of Action. Subject to the first sentence of Section 5.13(e) of this Agreement and the provisions of Section 5.2(a) and (b) and Section 5.19(b) of this Agreement, at any time after the Security Agent receives (i) a Notice of Action specifying that action be taken pursuant to this Section 5.13(c) of this Agreement or (ii) written notice from the Administrative Agent that the Construction Agency Agreement has been terminated pursuant to Section 2.6 or 6.3 of the Construction Agency Agreement or the Lease has been terminated pursuant to Section 12.1 or 13.5 of the Lease (other than, in the event that, in connection with any such termination of the Construction Agency Agreement or termination of the Lease, as the case may be, the Company has assumed all of the Owner's obligations in respect of the Tranche B Loans and Investor Contributions pursuant to Section 6.4 of the Participation Agreement), the Security Agent shall transfer all amounts available in the Accounts in the following order of priority:

          first, (i) to the Security Agent for any unpaid fees, costs, indemnities and expenses then due and payable to it as Security Agent, (ii) to the Priority Agent for any unpaid fees, costs, indemnities and expenses then due and payable to it as Priority Agent, (iii) to the Administrative Agent for any unpaid fees, costs, indemnities and expenses then due and payable to it as Administrative Agent and (iv) to the Trust Company for any unpaid fees, costs, indemnities and expenses then due and payable to it as Trustee under the Operative Documents, second, to the Priority Agent for distribution (i) to each Priority Lender, an amount equal to the sum of (A) the aggregate outstanding principal amount of Priority Construction Loans, Priority Working Capital Loans and Priority Working Capital L/C Reimbursement Obligations made or held by such Priority Lender plus (B) all accrued and unpaid interest thereon plus (C) all fees, costs, expenses, indemnities and other amounts then payable to such Priority Lender under, or in respect of, the Priority Credit Agreement and (ii) into the Priority Working Capital L/C Account, an amount equal to the excess of (A) the aggregate undrawn face amount under all Priority Working Capital L/Cs over (B) the aggregate amount then on deposit in the Priority Working Capital L/C Account;

          third, to the Administrative Agent for distribution to the Priority Lenders with Roll-Up Loans outstanding, an amount equal to the sum of (A) the aggregate outstanding principal amount of Roll-Up Loans made by such Creditor plus (B) (B) all accrued and unpaid interest thereon plus (C) all fees, costs, expenses, indemnities and other amounts then payable to such Creditor in respect of such Roll-Up Loans;

          fourth, to the Administrative Agent for distribution (i) to each Tranche A Lender and each Tranche B Lender, the outstanding principal amount of Loans that are Residual Loans made by such Creditor and all accrued and unpaid interest thereon and (ii) to the Tranche A Interest Hedge Contract Parties and the Tranche B Interest Hedge Contract Parties, the Settlement Amounts that are Residual Loans and all accrued and unpaid interest thereon;

          fifth, to the Administrative Agent for distribution to each Investor, the outstanding principal amount of its Investor Contributions and all accrued and unpaid Investor Yield thereon;

          sixth, to each Creditor, all fees, costs, expenses, indemnities and other amounts payable to such Creditor pursuant to the Operative Documents (other than on account of amounts identified in clauses first through fifth above); and

          seventh, any surplus then remaining shall be paid to the Administrative Agent for distribution as directed by the Creditors, or as a court of competent jurisdiction may direct.

          5.14 Section 5.13 of the Security Deposit Agreement is hereby further amended by deleting clause (e) in its entirety and inserting in lieu thereof the following clause:

          "(e) NEG Guarantee. The proceeds of (1) any payment made pursuant to Section 2.01 of the NEG Guarantee or (2) any payment made pursuant to a Substitute Credit Support Instrument, shall be applied promptly upon receipt thereof by the Security Agent to the payment in whole of the Tranche A Loans as required by Section 6.5(a)(i) of the Participation Agreement, together with all accrued interest and other amounts due in respect of the Tranche A Loans. In the event that any proceeds of such payment under the NEG Guarantee or the Substitute Credit Support Instrument, as the case may be, remain after payment in full of all amounts due in respect of the Tranche A Loans, such proceeds shall be applied by the Security Agent in accordance with Section 6.5(a)(ii) of the Participation Agreement."

          5.15 Section 5.16 of the Security Deposit Agreement is hereby amended by inserting the following proviso at the end of the second sentience:

          "; provided that the transfers made pursuant to clauses fourth and fifth of Section 5.1 of this Agreement shall not be deemed to share the same level of priority, but shall have the priority set forth in such clauses fourth and fifth, respectively."

          5.16 Section 9.6 of the Security Deposit Agreement is hereby amended by inserting the phrase ", the Required Priority Lenders" after the term "Required Lenders".

          5.17 Exhibit B to the Security Deposit Agreement is hereby amended by deleting each occurrence of the phrase "Project Costs" and replacing it with the phrase "Subject Project Costs".

          Section 6. Collateral Agency and Intercreditor Agreement

          6.01 Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended as follows:

          (a) the definition of "Creditors" is amended by inserting the phrase ", the Priority Lenders and the Priority Agent" at the end thereof.

          (b) the definition of "Participants" is deleted and replaced, in its entirety, with the following definition:

          "Participants" means the Lenders, the Investors and the Priority Lenders.

          (c) clause (b) of the definition of "Required Participants" is deleted and replaced, in its entirety, with the following clause:

          "(b) in all other cases, at any time prior to the payment in full of all Secured Obligations owed to the Lenders and the Priority Lenders, the Required Lenders and Required Priority Lenders, and, thereafter, the Required Investors."

          6.02 Section 3.8 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the following phrase after the term "Participant":

          ", "Priority Lender", "Priority Working Capital L/C Issuer""

          6.03 Section 8.2 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the following new paragraphs at the end thereof:

          "The Priority Agent shall maintain at its address referred to in Section 12.2 of the Participation Agreement a copy of each Assignment and Acceptance (as defined in the Priority Credit Agreement) delivered to it pursuant the Priority Credit Agreement and a register (the "Priority Register") for the recordation of the names and addresses of the Priority Lenders and the Priority Commitment of, and principal amount of the Priority Loans owing to, each Priority Lender from time to time. The entries in the Priority Register shall be conclusive, in the absence of manifest error, and the Company, the Owner and the Creditors shall treat each Person whose name is recorded as a Priority Lender in the Priority Register as the owner of the Priority Loan and any Priority Note evidencing such Priority Loan recorded therein for all purposes of this Agreement, the Priority Credit Agreement and any other Operative Document. The Priority Register shall be available for inspection by such parties at any reasonable time and from time to time upon reasonable prior notice.

          The Priority Agent shall also maintain a register (the "Roll-Up Register") for the recordation of the amounts of, and character or type of, each Roll-Up Loan held by each Priority Lender. The entries in the Roll-Up Register shall be conclusive, in the absence of manifest error, and the Company, the Owner and the Creditors shall treat each Person whose name is recorded as a Roll-Up Lender in the Roll-Up Register as the owner of the Roll-Up Loan recorded therein for all purposes of this Agreement, the Priority Credit Agreement and any other Operative Document. The Roll-Up Register shall be available for inspection by such parties at any reasonable time and from time to time upon reasonable prior notice."

          Section 7. Mandatory Prepayments

          7.01 Notwithstanding the provisions of Section 6.5 of the Participation Agreement or any other provision of any other Operative Document to the contrary, but subject to the proviso set out below and the other provisions of this Section 7.01, any amounts required to be used to prepay Secured Obligations as provided in Section 6.5 of the Participation Agreement shall be first used to prepay the following Priority Obligations or provide cash collateral in respect of outstanding Priority Working Capital L/Cs and Priority Working Capital Loan Commitments in the following order of priority:

          (a) first, to pay Priority Working Capital L/C Reimbursement Obligations then due and unpaid together with accrued and unpaid interest thereon;

          (b) second, to prepay outstanding Priority Working Capital Loans together with accrued and unpaid interest thereon;

          (c) third, to provide cash collateral with respect to Priority Working Capital L/Cs through the deposit into the Priority Working Capital L/C Account of an amount equal to the excess of: (i) the total aggregate undrawn face amount of Priority Working Capital L/Cs then outstanding over (ii) the amount then on deposit in the Priority Working Capital L/C Account;

          (d) fourth, to provide cash collateral with respect to the Priority Working Capital Commitments through the deposit into the Priority Working Capital Commitment Account of an amount equal to the excess of (i) the total Priority Working Capital Commitments over (ii) the sum of (A) the total aggregate undrawn face amount of Priority Working Capital L/Cs then outstanding plus (B) the amount then on deposit in the Priority Working Capital Commitment Account; and

          (e) fifth, to prepay Priority Construction Loans together with accrued and unpaid interest thereon;

          provided that, notwithstanding the foregoing, any proceeds of the NEG Guarantee and the EPC Buydown Damages (and other buydown amounts received with respect to performance related liquidated damages) shall be applied in accordance with Sections 7.02 and 7.03 of this Agreement.

          After making the prepayment referred to in clauses (a) through (e) above, any remaining amounts required to be used to prepay Secured Obligations shall be applied, with respect to each tranche or class of Secured Obligations, first to such portion of such tranche or class that consists of Roll-Up Loans and then to such portion which consists of Residual Loans.

          7.02 Any proceeds of the NEG Guarantee shall be applied in accordance with Section 6.5 of the Participation Agreement and Section 5.13(e) of the Security Deposit Agreement; provided that prepayments shall be applied (a) ratably to each Tranche A Lender on the basis of the aggregate principal amount of Tranche A Loans held by such Tranche A Lender (without regard as to whether, at the time of prepayment, such Tranche A Loans constitute Residual Loans or Roll-Up Loans) and (b) with respect to each Tranche A Lender, such prepayment is to be applied first to such Tranche A Lender's Residual Loans consisting of Tranche A Loans and thereafter to such Tranche A Lender's Roll-Up Loans consisting of Tranche A Loans.

          7.03 All EPC Buydown Damages (including the proceeds of any letter of credit issued in connection with the EPC Contract) and other buydown amounts received with respect to performance related liquidated damages shall be applied in accordance Section 6.5(a)(iii) of the Participation Agreement; provided that (a) with respect to prepayments to be made to a Tranche B Lender, prepayments shall be applied (i) ratably to such Tranche B Lender on the basis of the aggregate principal amount of Tranche B Loans held by such Tranche B Lender (without regard as to whether, at the time of payment, such Tranche B Loans constitute Residual Loans or Roll-Up Loans) and (ii) with respect to such Tranche B Lender, such prepayment is to be applied first to such Tranche B Lender's Residual Loans consisting of Tranche B Loans and thereafter to such Tranche B Lender's Roll-Up Loans consisting of Tranche B Loans and (b) with respect to prepayments to be made to an Investor, payments shall be applied (i) ratably to such Investor on the basis of the aggregate principal amount of Investor Contributions held by such Investor (without regard as to whether, at the time of prepayment, such Investor Contributions constitute Residual Loans or Roll-Up Loans) and (ii) with respect to such Investor, such payment is to be applied first to such Investor's Residual Loans consisting of Investor Contributions and thereafter to such Investor's Roll-Up Loans consisting of Investor Contributions.

          Section 8.  Optional Prepayments. Notwithstanding any provision in the Operative Documents (but subject to this Section 8), the Company may make (or require the Owner to make) optional prepayments in accordance with Section 6.5(b) of the Participation Agreement only after such time as (a) the Priority Loans and Priority Working Capital L/C Reimbursement Obligations have been repaid or prepaid in full and (b) the Priority Working Capital L/Cs and Priority Working Capital Loan Commitments have been cash collateralized in full.

          Section 9. Roll-Up Loans

          9.01 The parties hereto hereby agree that:

          (a) each Priority Lender shall be entitled to select three dollars of its Existing Obligations to be designated as Roll-Up Loans for:

          (i) each dollar of Priority Working Capital Loan Commitment committed by such Priority Lender as of the Effective Date; and

          (ii) each dollar of Priority Construction Loans made during the Priority Commitment Period with respect to the Priority Construction Loan Commitments in accordance with the Roll-Up Selection identified by such Priority Lender on Schedule I to this Agreement;

          (b) interest capitalized on Roll-Up Loans in accordance with the terms of the Operative Documents shall increase the principal amount of such Roll-Up Loans in respect of which interest was capitalized;

          (c) any assignment of Priority Commitments and/or Priority Loans under the Priority Credit Agreement shall adjust the Roll-Up Loans held by the assigning Priority Lender and the purchasing Priority Lender as set forth in Schedule I to the Assignment and Acceptance (as defined in the Priority Credit Agreement) executed in connection with such assignment;

          (d) if a Creditor-Provided DIP Facility is executed as contemplated under Section 10.06 of this Agreement and, pursuant to such DIP Facility the DIP Lenders are permitted to identify certain Residual Obligations to be treated as Roll-Up Loans hereunder, such amounts shall be treated as Roll-Up Loans hereunder; and

          (e) if a Creditor-Provided DIP Facility described in the foregoing clause (d) is in effect, then any assignment of commitments and/or loans under such DIP Facility shall adjust the Roll-Up Loans held by the assigning DIP Lender and purchasing DIP Lender as identified in the instrument of assignment giving effect to such assignment.

          9.02 Notwithstanding any designation or deemed designation of any Existing Obligations consisting of Tranche A Loans, Tranche B Loans, Investor Contributions or Settlement Amounts as Roll-Up Loans, such Existing Obligations shall maintain their character as Tranche A Loans, Tranche B Loans, Investor Contributions or Settlement Amounts under the Operative Documents.

          9.03 On the date that is five Business Days following each Interest Date, the Administrative Agent shall (a) in consultation with the Priority Agent, update Schedule I to this Agreement to reflect each Creditor's current Roll-Up Loans and Residual Loans as of such corresponding Interest Date and (b) distribute such updated Schedule I to each Creditor; provided that the obligation referred to in this Section 9.03 shall commence in connection with the Interest Date occurring in January, 2003.

          9.04 Notwithstanding any provision in the Operative Documents (but subject to this Section 9.04), no assignment of Roll-Up Loans or Residual Loans may be made unless made in connection with an assignment of (a) Priority Loans and/or Priority Commitments under the Priority Credit Agreement and/or (b) commitments and/or loans under a Creditor-Provided DIP Facility executed as contemplated under Section 10.06 of this Agreement.

          Section 10. Certain Agreements of the Creditors and Parties

          10.01  Subordination of Liens Securing Primed Obligations to Liens Securing Priority Obligations and Certain Related Bankruptcy Provisions

          (a) Notwithstanding any provision contained herein, in the Priority Credit Agreement or in the other Operative Documents to the contrary but subject to Section 7.03 of this Agreement, any Liens now existing or that may in the future be created as security for the Primed Obligations or otherwise in connection therewith (including the Liens created by the Security Documents to the extent they secure the Primed Obligations and without regard to whether there shall be a Lien on such asset securing the Priority Obligations or whether any such Lien shall be perfected or avoidable) and all of the Administrative Agent's and the Primed Creditors' rights and remedies under such Liens (other than any Lien on Excluded Collateral) are hereby expressly made, and at all times will be, subject and subordinate in all respects to any Liens now existing or that may in the future be created (x) as security for the Priority Obligations or otherwise in connection therewith (including the Liens created by the Security Documents to the extent they secure the Priority Obligations), or (y) as security for any of the Priority Lenders', the Priority Working Capital L/C Issuer's or the Priority Agent's claims (i) under the Priority Credit Agreement or (ii) arising out of the Priority Credit Facility (including Priority Lenders' and the Priority Working Capital L/C Issuer's rights to receive payment and performance of the Priority Obligations).

          In order to preserve the lien priority provided for hereunder, neither the Administrative Agent nor any Primed Creditor shall, without prior written consent of the Security Agent (acting on the instruction of the Priority Agent), take a Lien to secure any Primed Obligation in any asset in which Security Agent does not hold a perfected Lien securing the Priority Obligations other than Excluded Collateral. To the extent the Administrative Agent or any Primed Creditor shall take any such Lien (whether or not the Security Agent has consented thereto), for all purposes hereunder the asset subject to such Lien shall be deemed "Priority Collateral" hereunder and there shall be deemed to be a first priority Lien securing the Priority Obligations prior to the Lien securing the Primed Obligations as if such Lien were fully perfected.

          (b) In exercising rights and remedies under the Priority Credit Agreement or arising out of the Priority Credit Facility, the Required Priority Lenders directly, or the Priority Agent or Security Agent on behalf of the Required Priority Lenders, may enforce the provisions of the Operative Documents and exercise remedies thereunder or otherwise (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Priority Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction or under other applicable law with respect to the Priority Collateral. Neither the Administrative Agent nor any Primed Creditor shall contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral (other than the Excluded Collateral).

          (c) Notwithstanding any provisions herein, in the Priority Credit Agreement or in the other Operative Documents to the contrary, the provisions of this Agreement, automatically, and without any notice to, consent of, or action by the Administrative Agent or the Primed Creditors, or any other Person whatsoever, shall extend to all modifications, renewals, refinancings, restructurings, replacements and extensions whatsoever of the Priority Credit Agreement. In addition, no release or waiver by the Priority Lenders, the Priority Agent or the Security Agent of any of their rights against any Person under the Priority Credit Agreement shall require notice to or consent of the Administrative Agent or any Primed Creditor, nor shall any such release or waiver operate as a defense to or release of any of the obligations of the Administrative Agent and the Primed Creditors or affect the rights or priority of the Priority Lenders, the Priority Agent and the Security Agent hereunder and under the Priority Credit Agreement. The Security Agent acknowledges that the provisions of this Agreement nonetheless constitute notice from the Administrative Agent and the Primed Creditors of their Liens for purposes of Section 9-608(a)(1)(c) and Section 9-615(a)(3)(A)of the New York UCC (provided that, to the extent that the provisions of Section 9-608(a)(1)(c) or Section 9-615(a)(3)(A) of the New York UCC conflict with the provisions hereof, the provisions hereof shall control). In furtherance of and without limiting the generality of the foregoing provisions of this Section, the Administrative Agent and the Primed Creditors (by their acceptance of the terms of this Agreement) hereby agree and consent that, without notice to or assent by the Administrative Agent or Primed Creditors:

          (i) the obligations and liabilities of any Person with respect to the Priority Obligations and the terms and provisions of the Priority Credit Agreement, may, from time to time, in whole or part, be modified, supplemented, renewed, refinanced, restructured, replaced or extended or accelerated;

          (ii) the Priority Lenders or the Priority Agent or the Security Agent on their behalf may exercise or refrain from exercising any right, remedy or power granted to them under the Priority Credit Agreement or any other right, remedy or power at law or in equity or otherwise; and

          (iii) the Priority Lenders or the Priority Agent or the Security Agent on their behalf may, from time to time, release or waive, in whole or part, any and all Priority Collateral, security, funds, accounts and/or Liens at any time, present or future, held, given or intended to be given in connection with the Priority Obligations without impairing the Priority Lenders' or the Priority Agent's or the Security Agent's rights hereunder with respect to any Priority Collateral, or Liens not so released or waived.

          (d) Any Liens on any of the Priority Collateral heretofore, concurrently herewith or hereafter granted to secure the Primed Obligations (including the Liens created by the Security Documents to the extent they secure the Primed Obligations), shall remain subordinate to all Liens heretofore or hereafter granted to secure the Priority Obligations (including the Liens created by the Security Documents to the extent they secure the Priority Obligations) irrespective of:

          (i) the time or order or method of attachment or perfection of the Liens heretofore, concurrently herewith or hereafter created to secure the Priority Obligations including the Liens created by any of the Security Documents;

          (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect any security interest in any Priority Collateral;

          (iii) anything contained in any filing or agreement to which the Priority Lenders or the Priority Agent or the Security Agent on their behalf, or any of them collectively, now or hereafter may be a party;

          (iv) the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors; and

          (v) perfection of or avoidability of such Liens or claims secured thereby.

          (e) Neither the Administrative Agent nor any Primed Creditor will directly or indirectly oppose or otherwise defend against the Priority Lenders', the Priority Agent's or Security Agent's effort to obtain relief from the automatic stay with respect to the Priority Collateral in any Proceeding. The Administrative Agents and Primed Creditors (by their acceptance of this Agreement) agree that the Priority Lenders, the Priority Agent and the Security Agent shall be entitled to the lifting of the stay with respect to the Priority Collateral without the necessity of an evidentiary hearing and without the necessity or requirement that the Priority Lenders, the Priority Agent or the Security Agent establish or prove the value of the Priority Collateral, the lack of adequate protection of the Priority Lenders', the Priority Agent's or the Security Agent's interests in all or any portion of the Priority Collateral, the lack of any reasonable prospect of reorganization with respect to the Company, any other Debtor or the Priority Collateral or any portion thereof, or the Company's, or any other Debtor's lack of equity in the Priority Collateral. In furtherance thereof, to the extent permitted by law, the Administrative Agent, and by its acceptance of this Agreement, the Primed Creditors, hereby, waive and agree not to assert or take advantage of (as a defense or otherwise) as against the Priority Lenders, the Priority Agent or the Security Agent in its capacity as the Security Agent for the Priority Lenders, any assertion or claim that the automatic stay provided by 11 U.S.C. Section 362 (arising upon any Proceeding under the Bankruptcy Code involving the Company, any other Debtor or any other obligor under the Priority Credit Agreement or the Priority Collateral or any portion thereof) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Priority Lenders, the Priority Agent or Security Agent to enforce any rights, whether now or hereafter acquired, which the Priority Lenders or the Priority Agent or the Security Agent on their behalf, may have against the Company, any other Debtor, the Priority Collateral or any portion thereof.

          (f) The Administrative Agent and Primed Creditors (by their acceptance of this Agreement) hereby acknowledge and agree that, as between the Priority Lenders, the Priority Agent and the Security Agent on the one hand and the Administrative Agent and Primed Creditors on the other hand, the Security Documents grant the Security Agent for the benefit of Priority Lenders the benefit of first priority Liens on and security interests in, inter alia, all rents, fees, charges, accounts, revenues or other payments for the use or occupancy of any portion of the Priority Collateral and any other revenues, proceeds or profits from the Priority Collateral (the "Collateral Proceeds"), whether existing before or after the commencement of any Proceeding involving the Company, any other Debtor, the Priority Collateral or any portion thereof, that such Liens on the Priority Collateral have the benefit of full perfection under applicable law and that the revenues generated from the Priority Collateral will, notwithstanding any provision of the Bankruptcy Code which could be construed to the contrary (including, without limitation, the provisions of sections 552 and 363 of the Bankruptcy Code), constitute cash collateral of the Priority Lenders within the meaning of Bankruptcy Code section 363(a). The Administrative Agent and, by their acceptance of this Agreement, the Primed Creditors, covenant and agree that they will not hereafter assert or cause to be asserted in any Proceeding under the Bankruptcy Code, either as a claim or as a defense, any contrary position as to the character of the Collateral Proceeds.

          (g) To the extent that the Company, any other Debtor or any other Person makes a payment or payments to the Priority Lenders (or the Priority Agent on their behalf), which payment or proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Priority Obligations or part thereof intended to be satisfied, and any and all Liens created by the Security Documents on the Priority Collateral in respect of the Priority Obligations or part thereof intended to be satisfied, shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Priority Lenders and any payments or other value received by or on behalf of the Administrative Agent or Primed Creditors from Priority Collateral or proceeds thereof or from any other source shall be deemed to be received in trust for the benefit of, and shall, upon request by the Priority Lenders or the Priority Agent, be paid over to, the Priority Agent for distribution to the Priority Lenders in accordance with the provisions of the Priority Credit Agreement.

          (h) Upon the occurrence of any Proceeding, the provisions of this Agreement shall remain in full force and effect, and the court having jurisdiction over the Proceeding is hereby authorized to preserve the provisions hereof regarding payments and lien priority in approving any plan of reorganization, arrangement or liquidation without the prior written consent of the Administrative Agent or Primed Creditors.

          (i) To the extent permitted by law, the Administrative Agent, and by their acceptance of this Agreement, the Primed Creditors, hereby waive and agree not to assert or to take advantage of (as a defense or otherwise) as against the Priority Lenders, the Priority Agent or the Security Agent in its capacity as the Security Agent for the Priority Lenders:

          (i) any right to require the Priority Lenders, the Priority Agent or the Security Agent on their behalf to proceed against the Company, any other Debtor or any other obligor under the Priority Credit Agreement or to proceed against or exhaust any security held by the Priority Lenders or the Security Agent on their behalf at any time or to pursue any other remedy in the Priority Lenders' or the Priority Agent's or the Security Agent's power under any other agreement before proceeding against the Priority Collateral;

          (ii) demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of thereof, including notice of amendments to the Priority Credit Agreement except to the extent any notice is expressly required to be given hereunder;

          (iii) any right of claim or right to cause a marshaling of the assets of the Company, any Debtor or any other obligor under the Priority Credit Agreement or proration of the Lien of Priority Lenders (or Security Agent on their behalf) in the Priority Collateral; or

          (iv) any lack of notice of disposition or of manner of disposition of any Priority Collateral or any portion thereof.

          (j) In any Proceeding, if the Administrative Agent and Primed Creditors, or any of them, has failed to file any claims or proofs of claim in respect of the debt evidenced by the Operative Documents (other than the Priority Credit Agreement and this Agreement) prior to the date 30 days prior to the last date to timely file such claim or proof of claim, the Priority Lenders and the Priority Agent and the Security Agent on their behalf are hereby irrevocably authorized and empowered (in their own name or in the name of the Administrative Agent and Primed Creditors) but shall have no obligation to file claims and proofs of claim in respect of the secured debt evidenced by the Operative Documents (other than the Priority Credit Agreement and this Agreement) and take such other action (including, without limitation, voting the secured debt of the Primed Obligations or enforcing any provision of the Operative Documents (other than Priority Credit Agreement and this Agreement)) as the Priority Lenders or Priority Agent or Security Agent on their behalf may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Priority Lenders under this Agreement.

          (k) If any Proceeding is commenced in respect of the Company, any other Debtor or the Priority Collateral or any portion thereof, neither the Administrative Agent nor any Primed Creditor shall (i) vote their secured claims in favor of any plan of the Company or any other Debtor or any other Person except with the written consent of the Priority Agent acting upon the direction or request of Required Priority Lenders; and (ii) oppose any provision for adequate protection, use of cash collateral or debtor-in-possession financing proposed by the Priority Agent at the request or direction of the Required Priority Lenders or propose any provision for adequate protection, use of cash collateral or debtor-in-possession financing opposed by Required Priority Lenders. If requested to do so by the Priority Agent acting upon the direction or request of Required Priority Lenders, the Administrative Agent and Primed Creditors shall vote in favor of a plan that is substantially equivalent to a chapter 7 liquidation or permits the Security Agent to foreclose the Security Documents.

          (l) Upon the occurrence of any Proceeding, any payment or distribution of any kind (whether in cash, cash equivalents, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Primed Obligations, including, without limitation, any amount or distribution on account of a Primed Obligations Deficiency, but excluding any amount received on account of the Excluded Collateral or the NEG Guarantee, which is received by the Administrative Agent or any Primed Creditor will be paid or delivered directly to the Priority Agent for application to (in the case of cash or cash equivalents) or as collateral for (in the case of non-cash Property or securities which non-cash Property or securities are referred to as "Turnover Property") the payment of the Priority Obligations until Priority Agent has received, for application to the Priority Obligations, an amount in cash or cash equivalents equal to the full amount of the Priority Obligations (including the amount of any Priority Obligation Deficiency). If any such payment or distribution is received by the Administrative Agent or any Primed Creditor before the Priority Agent has received, for application to the Priority Obligations, an amount in cash or cash equivalents equal to the Priority Obligations (including the amount of any Priority Obligation Deficiency), then the Administrative Agent and such Primed Creditors will be deemed to have received the same in trust for the Priority Lenders, and will immediately remit such payment or distribution to the Priority Agent for distribution to the Priority Lenders in accordance with the provisions of the Priority Credit Agreement. Upon receipt by the Priority Agent of cash or cash equivalents in an amount equal to the Priority Obligations (including the amount of any Priority Obligation Deficiency) for application to the Priority Obligations, the Administrative Agent and Primed Creditors shall be entitled to receive any payments to which they are otherwise entitled.

          (m) To the extent the payments or distributions described in clause (l) above (i) are cash or cash equivalents, the amount thereof shall be applied to reduce the outstanding Priority Obligations (including the amount of any Priority Obligation Deficiency), or (ii) are Turnover Property, the amount of cash or cash equivalents realized by the Priority Lenders from disposition or other realization of such Turnover Property shall be applied to reduce the outstanding Priority Obligations (including the amount of any Priority Obligation Deficiency). If the Priority Lenders elect to dispose of any Turnover Property, at any time after receipt of Turnover Property, the Priority Lenders (or the Priority Agent or the Security Agent on their behalf) may exercise in respect of the Turnover Property, in addition to all other rights and remedies provided for in this Agreement or otherwise available to them, all the rights and remedies of a secured party on default under the New York UCC (whether or not the New York UCC applies to the affected Turnover Property), and the Priority Lenders may also in their sole discretion, without notice except as specified below, sell the Turnover Property or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Priority Agent's or the Security Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Priority Lenders may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Turnover Property. Any Priority Lender may be the purchaser of any or all of the Turnover Property at any such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Administrative Agent and Primed Creditors, and the Administrative Agent and Primed Creditors hereby waive (to the maximum extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent and Primed Creditors (by their acceptance of this Agreement) agree that, to the extent notice of sale shall be required by law, ten days' notice to the Administrative Agent of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Priority Lenders shall not be obligated to make any sale of Turnover Property regardless of notice of sale having been given. The Priority Lenders or the Priority Agent or the Security Agent on their behalf may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent and Primed Creditors (by their acceptance of this Agreement) hereby waive any claims against the Priority Lenders, the Priority Agent and the Security Agent arising by reason of the fact that the price at which any Turnover Property may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Priority Lenders or the Priority Agent or the Security Agent on their behalf accept the first offer received and do not offer such Turnover Property to more than one offeree. If the proceeds of any sale or other disposition of the Turnover Property are sufficient to pay the entire amount of the Priority Obligations (including the Priority Credit Agreement Deficiency) in full in cash or cash equivalents, the Priority Agent shall promptly remit to the Administrative Agent the amount of any excess proceeds, less the reasonable fees, costs and expenses (including reasonable attorneys' fees) incurred by the Priority Lenders, Priority Agent or Security Agent in conducting such sales and collecting the proceeds thereof for distribution to the Priority Lenders. Upon payment of the Priority Obligations in full in cash or cash equivalents, Priority Agent or the Security Agent (acting on the instructions of the Priority Agent) shall promptly remit to the Administrative Agent any excess proceeds. To the extent any of the Turnover Property constitutes securities for which registration or other qualification is required pursuant to the rules and regulations of the Securities and Exchange Commission (or other Governmental Authorities), then to the extent required by Priority Lenders, Priority Agent or Security Agent on their behalf, the Administrative Agent and Primed Creditors shall cooperate with the Priority Lenders in good faith to facilitate such registration or satisfaction of other qualifications requirements.

          10.02  Subordination of Liens Securing Residual Obligations to Liens Securing Roll-Up Obligations and Certain Related Bankruptcy Provisions. The provisions of this Section 10.02 are subject in all respects to the provisions of Section 10.01 of this Agreement.

          (a) Subject to Section 10.01 of this Agreement but notwithstanding any other provision contained herein or in the other Operative Documents to the contrary but subject to Section 7.03 of this Agreement, any Liens now existing or that may in the future be created as security for the Residual Obligations or otherwise in connection therewith (including the Liens created by the Security Documents to the extent they secure the Residual Obligations and without regard to whether there shall be a Lien on such asset securing the Roll-Up Obligations or whether any such Lien shall be perfected or avoidable) and all of the Residual Holder Agent's and the Residual Holders' rights and remedies under such Liens (other than any Lien on Excluded Collateral) are hereby expressly made, and at all times will be, subject and subordinate in all respects to any Liens now existing or that may in the future be created (x) as security for the Roll-Up Obligations or otherwise in connection therewith (including the Liens created by the Security Documents to the extent they secure the Roll-Up Obligations), or (y) as security for any of the Roll-Up Holders' or the Roll-Up Holder Agent's claims (i) under this Agreement and the other Operative Documents or (ii) arising out of the Operative Documents to the extent that the same relate to the Roll-Up Obligations (including Roll-Up Holders' and the Priority Working Capital L/C Issuer's rights to receive payment and performance of the Roll-Up Obligations).

          In order to preserve the lien priority provided for hereunder, neither the Residual Holder Agent nor any Residual Holder shall, without prior written consent of the Security Agent (acting on the instruction of the Required Roll-Up Holders), take a Lien to secure any Residual Obligation in any asset in which Security Agent does not hold a perfected Lien securing the Roll-Up Obligations other than Excluded Collateral. To the extent the Residual Holder Agent or any Residual Holder shall take any such Lien (whether or not the Security Agent has consented thereto), for all purposes hereunder the asset subject to such Lien shall be deemed "Roll-Up Collateral" hereunder and there shall be deemed to be a first priority Lien securing the Roll-Up Obligations prior to the Lien securing the Residual Obligations as if such Lien were fully perfected.

          (b) In exercising rights and remedies under the Priority Credit Agreement or arising out of the Priority Credit Facility, the Required Roll-Up Holders directly, or the Roll-Up Holder Agent or Security Agent (acting on the instructions of the Required Roll-Up Holders), may enforce the provisions of the Operative Documents and exercise remedies thereunder or otherwise (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Roll-Up Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction or under other applicable law with respect to the Roll-Up Collateral but always subject to Section 7.03 of this Agreement. Neither the Residual Holder Agent nor any Residual Holder shall contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Roll-Up Collateral except to the extent such collection, sale, disposition or realization is inconsistent with Section 7.03 of this Agreement.

          (c) Subject to Section 10.01 of this Agreement but notwithstanding any other provision in the Operative Documents to the contrary, the provisions of this Agreement, automatically, and without any notice to, consent of, or action by the Residual Holder Agent or the Residual Holders, or any other Person whatsoever, shall extend to all modifications, renewals, refinancings, restructurings, replacements and extensions whatsoever of any of the Operative Documents to the extent that the same relate to the Roll-Up Obligations. In addition, no release or waiver by the Roll-Up Holders, the Roll-Up Holder Agent or the Security Agent of any of their rights against any Person under the this Agreement or the other Operative Documents shall require notice to or consent of the Residual Holder Agent or any Residual Holder, nor shall any such release or waiver operate as a defense to or release of any of the obligations of the Residual Holder Agent and the Residual Holders or affect the rights or priority of the Roll-Up Holders, the Roll-Up Holder Agent and the Security Agent hereunder and under the other Operative Documents. The Security Agent acknowledges that the provisions of this Agreement nonetheless constitute notice from the Residual Holder Agent and the Residual Holders of their Liens for purposes of Section 9-608(a)(1)(c) and Section 9-615(a)(3)(A)of the New York UCC (provided that, to the extent that the provisions of Section 9-608(a)(1)(c) or Section 9-615(a)(3)(A) of the New York UCC conflict with the provisions hereof, the provisions hereof shall control). In furtherance of and without limiting the generality of the foregoing provisions of this Section, the Residual Holder Agent and the Residual Holders (by their acceptance of the terms of this Agreement) hereby agree and consent that, without notice to or assent by the Residual Holder Agent or Residual Holders:

          (i) the obligations and liabilities of any Person with respect to the Roll-Up Obligations and the terms and provisions of this Agreement and the other Operative Documents, may, from time to time, in whole or part, be modified, supplemented, renewed, refinanced, restructured, replaced or extended or accelerated;

          (ii) the Roll-Up Holders or the Roll-Up Holder Agent or the Security Agent on their behalf may exercise or refrain from exercising any right, remedy or power granted to them under this Agreement and the other Operative Documents or any other right, remedy or power at law or in equity or otherwise; and

          (iii) the Roll-Up Holders or the Roll-Up Holder Agent or the Security Agent on their behalf may, from time to time, release or waive, in whole or part, any and all Roll-Up Collateral, security, funds, accounts and/or Liens at any time, present or future, held, given or intended to be given in connection with the Roll-Up Obligations without impairing the Roll-Up Holders' or the Roll-Up Holder Agent's or the Security Agent's rights hereunder with respect to any Roll-Up Collateral, or Liens not so released or waived.

          (d) Except for any Lien on Excluded Collateral, any Liens on any of the Roll-Up Collateral heretofore, concurrently herewith or hereafter granted to secure the Residual Obligations (including the Liens created by the Security Documents to the extent they secure the Residual Obligations), shall remain subordinate to all Liens heretofore or hereafter granted to secure the Roll-Up Obligations (including the Liens created by the Security Documents to the extent they secure the Roll-Up Obligations) irrespective of:

          (i) the time or order or method of attachment or perfection of the Liens heretofore, concurrently herewith or hereafter created to secure the Roll-Up Obligations including the Liens created by any of the Security Documents;

          (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect any security interest in any Roll-Up Collateral;

          (iii) anything contained in any filing or agreement to which the Roll-Up Holders or the Roll-Up Holder Agent or the Security Agent on their behalf, or any of them collectively, now or hereafter may be a party;

          (iv) the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors; and

          (v) perfection of or avoidability of such Liens or claims secured thereby.

          (e) Neither the Residual Holder Agent nor any Residual Holder will directly or indirectly oppose or otherwise defend against the Roll-Up Holders', the Roll-Up Holder Agent's or Security Agent's effort to obtain relief from the automatic stay with respect to the Roll-Up Collateral in any Proceeding. The Residual Holder Agent and Residual Holders (by their acceptance of this Agreement) agree that the Roll-Up Holders, the Roll-Up Holder Agent and the Security Agent shall be entitled to the lifting of the stay with respect to the Roll-Up Collateral without the necessity of an evidentiary hearing and without the necessity or requirement that the Roll-Up Holders, the Roll-Up Holder Agent or the Security Agent establish or prove the value of the Roll-Up Collateral, the lack of adequate protection of the Roll-Up Holders', the Roll-Up Holder Agent's or the Security Agent's interests in all or any portion of the Roll-Up Collateral, the lack of any reasonable prospect of reorganization with respect to the Company, any other Debtor or the Roll-Up Collateral or any portion thereof, or the Company's, or any other Debtor's lack of equity in the Roll-Up Collateral. In furtherance thereof, to the extent permitted by law, the Residual Holder Agent, and by their acceptance of this Agreement, the Residual Holders, hereby, waive and agree not to assert or take advantage of (as a defense or otherwise) as against the Roll-Up Holders, the Roll-Up Holder Agent or the Security Agent in its capacity as the Security Agent for the Roll-Up Holders, any assertion or claim that the automatic stay provided by 11 U.S.C. Section 362 (arising upon any Proceeding under the Bankruptcy Code involving the Company, any other Debtor or any other obligor under the Priority Credit Agreement or the Roll-Up Collateral or any portion thereof) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Roll-Up Holders, the Roll-Up Holder Agent or Security Agent to enforce any rights, whether now or hereafter acquired, which the Roll-Up Holders or the Roll-Up Holder Agent or the Security Agent on their behalf, may have against the Company, any other Debtor, the Roll-Up Collateral or any portion thereof. None of the foregoing shall affect any rights of a Tranche B Lender or an Investor, whether as a Roll-Up Holder or as a Residual Holder, pursuant to Section 7.03 of this Agreement or prevent any such Tranche B Lender or Investor from taking any step to protect, preserve and/or enforce any such right, in each case, in accordance with the terms of the Operative Documents.

          (f) The Residual Holder Agent and Residual Holders (by their acceptance of this Agreement) hereby acknowledge and agree that, as between the Roll-Up Holders, the Roll-Up Holder Agent and the Security Agent on the one hand and the Residual Holder Agent and Residual Holders on the other hand, except as otherwise provided in Section 7.03 of this Agreement, the Security Documents grant the Security Agent for the benefit of Roll-Up Holders the benefit of first priority Liens on and security interests in, inter alia, all rents, fees, charges, accounts, revenues or other payments for the use or occupancy of any portion of the Roll-Up Collateral and any other revenues, proceeds or profits from the Roll-Up Collateral (the "Roll-Up Collateral Proceeds"), whether existing before or after the commencement of any Proceeding involving the Company, any other Debtor, the Roll-Up Collateral or any portion thereof, that such Liens on the Roll-Up Collateral have the benefit of full perfection under applicable law and that the revenues generated from the Roll-Up Collateral will, notwithstanding any provision of the Bankruptcy Code which could be construed to the contrary (including, without limitation, the provisions of sections 552 and 363 of the Bankruptcy Code), constitute cash collateral of the Roll-Up Holders within the meaning of Bankruptcy Code section 363(a). The Residual Holder Agent and, by their acceptance of this Agreement, the Residual Holders, covenant and agree that they will not hereafter assert or cause to be asserted in any Proceeding under the Bankruptcy Code, either as a claim or as a defense, any contrary position as to the character of the Roll-Up Collateral Proceeds except as otherwise provided in Section 7.03 of this Agreement.

          (g) To the extent that the Company, any other Debtor or any other Person makes a payment or payments to the Roll-Up Holders (or the Roll-Up Holder Agent on their behalf), which payment or proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Roll-Up Obligations or part thereof intended to be satisfied, and any and all Liens created by the Security Documents on the Roll-Up Collateral in respect of the Roll-Up Obligations or part thereof intended to be satisfied, shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Roll-Up Holders and, except as otherwise provided in Section 7.03 of this Agreement, any payments or other value received by or on behalf of the Residual Holder Agent or Residual Holders from Roll-Up Collateral or proceeds thereof or from any other source shall be deemed to be received in trust for the benefit of, and shall, upon request by the Roll-Up Holders or the Roll-Up Holder Agent be paid over to the Roll-Up Holder Agent for distribution to the Roll-Up Holders in accordance with the provisions of this Agreement and the other Operative Documents.

          (h) Upon the occurrence of any Proceeding, the provisions of this Agreement shall remain in full force and effect, and the court having jurisdiction over the Proceeding is hereby authorized to preserve the provisions hereof regarding payments and lien priority in approving any plan of reorganization, arrangement or liquidation without the prior written consent of the Residual Holder Agent or Residual Holders.

          (i) To the extent permitted by law, the Residual Holder Agent, and by their acceptance of this Agreement, the Residual Holders, hereby waive and agree, except as otherwise provided in Section 7.03 of this Agreement, not to assert or to take advantage of (as a defense or otherwise) as against the Roll-Up Holders, the Roll-Up Holder Agent or the Security Agent in its capacity as the Security Agent for the Roll-Up Holders:

          (i) any right to require the Roll-Up Holders, the Roll-Up Holder Agent or the Security Agent on their behalf to proceed against the Company, any other Debtor or any other obligor under the Priority Credit Agreement or to proceed against or exhaust any security held by the Roll-Up Holders or the Security Agent on their behalf at any time or to pursue any other remedy in the Roll-Up Holders' or the Roll-Up Holder Agent's or the Security Agent's power under any other agreement before proceeding against the Roll-Up Collateral;

          (ii) demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of thereof, including notice of amendments to the Priority Credit Agreement except to the extent any notice is expressly required to be given hereunder;

          (iii) any right of claim or right to cause a marshaling of the assets of the Company, any Debtor or any other obligor under the Priority Credit Agreement or proration of the Lien of Roll-Up Holders (or Security Agent on their behalf) in the Roll-Up Collateral; or

          (iv) any lack of notice of disposition or of manner of disposition of any Roll-Up Collateral or any portion thereof.

          (j) In any Proceeding, if the Residual Holder Agent and Residual Holders, or any of them, has failed to file any claims or proofs of claim in respect of the debt evidenced by the Operative Documents to the extent that the same relate to the Residual Obligations (other than this Agreement) prior to the date 30 days prior to the last date to timely file such claim or proof of claim, the Roll-Up Holders and the Roll-Up Holder Agent and the Security Agent on their behalf are hereby irrevocably authorized and empowered (in their own name or in the name of the Residual Holder Agent and Residual Holders) but shall have no obligation to file claims and proofs of claim in respect of the secured debt evidenced by the Operative Documents as the same relate to the Residual Obligations (other than this Agreement) and take such other action (including, without limitation, voting the secured debt of the Residual Obligations or enforcing any provision of such other Operative Documents (other than this Agreement)) as Lenders or Agent or Security Agent on their behalf may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Roll-Up Holders under this Agreement.

          (k) If any Proceeding is commenced in respect of the Company, any other Debtor or the Roll-Up Collateral or any portion thereof, neither the Residual Holder Agent nor any Residual Holder shall (i) vote their secured claims in favor of any plan of the Company or any other Debtor or any other Person except with the written consent of the Roll-Up Holder Agent acting upon the direction or request of Required Roll-Up Holders; and (ii) oppose any provision for adequate protection, use of cash collateral or debtor-in-possession financing proposed by the Roll-Up Agent at the request or direction of the Required Roll-Up Holders or propose any provision for adequate protection, use of cash collateral or debtor-in-possession financing opposed by Required Roll-Up Holders. If requested to do so by the Roll-Up Holder Agent acting upon the direction or request of Required Roll-Up Holders, the Residual Holder Agent and Residual Holders shall vote in favor of a plan that is substantially equivalent to a chapter 7 liquidation or permits the Security Agent to foreclose the Security Documents.

          (l) Upon the occurrence of any Proceeding, any payment or distribution of any kind (whether in cash, cash equivalents, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Residual Obligations, including, without limitation, any amount or distribution on account of a Residual Obligations Deficiency, but excluding, any amount received on account of the Excluded Collateral or the NEG Guarantee, which is received by the Residual Holder Agent or any Residual Holder will be paid or delivered directly to the Roll-Up Holder Agent for application to (in the case of cash or cash equivalents) or as collateral for (in the case of non-cash Property or securities which non-cash Property or securities are referred to as "Roll-Up Turnover Property") the payment of the Roll-Up Obligations until the Roll-Up Holder Agent has received, for application to the Roll-Up Obligations, an amount in cash or cash equivalents equal to the full amount of the Roll-Up Obligations (including the amount of any Roll-Up Obligation Deficiency). If any such payment or distribution is received by the Residual Holder Agent or any Residual Holder before the Roll-Up Holder Agent has received, for application to the Roll-Up Obligations, an amount in cash or cash equivalents equal to the Roll-Up Obligations (including the amount of any Roll-Up Obligation Deficiency), then the Residual Holder Agent and such Residual Holders will be deemed to have received the same in trust for the Roll-Up Holders, and will immediately remit such payment or distribution to the Roll-Up Holder Agent for distribution to the Roll-Up Holders in accordance with the provisions of the Operative Documents to the extent that the same relate to the Roll-Up Obligations. Upon receipt by the Roll-Up Holder Agent of cash or cash equivalents in an amount equal to the Roll-Up Obligations (including the amount of any Roll-Up Obligation Deficiency) for application to the Roll-Up Obligations, the Residual Holder Agent and Residual Holders shall be entitled to receive any payments to which they are otherwise entitled.

          (m) To the extent the payments or distributions described in clause (l) above (i) are cash or cash equivalents, the amount thereof shall be applied to reduce the outstanding Roll-Up Obligations (including the amount of any Roll-Up Obligation Deficiency), or (ii) are Roll-Up Turnover Property, the amount of cash or cash equivalents realized by the Roll-Up Holders from disposition or other realization of such Roll-Up Turnover Property shall be applied to reduce the outstanding Roll-Up Obligations (including the amount of any Roll-Up Obligation Deficiency). If the Roll-Up Holders elect to dispose of any Roll-Up Turnover Property, at any time after receipt of Roll-Up Turnover Property, the Roll-Up Holders (or the Roll-Up Holder Agent or the Security Agent on their behalf) may exercise in respect of the Roll-Up Turnover Property, in addition to all other rights and remedies provided for in this Agreement or otherwise available to them, all the rights and remedies of a secured party on default under the New York UCC (whether or not the New York UCC applies to the affected Roll-Up Turnover Property), and the Roll-Up Holders may also in their sole discretion, without notice except as specified below, sell the Roll-Up Turnover Property or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Roll-Up Holder Agent's or the Security Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Roll-Up Holders may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Roll-Up Turnover Property. Any Roll-Up Holder may be the purchaser of any or all of the Roll-Up Turnover Property at any such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Residual Holder Agent and Residual Holders, and the Residual Holder Agent and Residual Holders hereby waive (to the maximum extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Residual Holder Agent and Residual Holders (by their acceptance of this Agreement) agree that, to the extent notice of sale shall be required by law, ten days' notice to the Residual Holder Agent of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Roll-Up Holders shall not be obligated to make any sale of Roll-Up Turnover Property regardless of notice of sale having been given. The Roll-Up Holders or the Roll-Up Holder Agent or the Security Agent on their behalf may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Residual Holder Agent and Residual Holders (by their acceptance of this Agreement) hereby waive any claims against the Roll-Up Holders, the Roll-Up Holder Agent and the Security Agent arising by reason of the fact that the price at which any Roll-Up Turnover Property may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Roll-Up Holders or the Roll-Up Holder Agent or the Security Agent on their behalf accept the first offer received and do not offer such Roll-Up Turnover Property to more than one offeree. If the proceeds of any sale or other disposition of the Roll-Up Turnover Property are sufficient to pay the entire amount of the Roll-Up Obligations (including the Roll-Up Deficiency) in full in cash or cash equivalents, the Roll-Up Holder Agent shall promptly remit to the Residual Holder Agent the amount of any excess proceeds, less the reasonable fees, costs and expenses (including reasonable attorneys' fees) incurred by the Roll-Up Holders, the Roll-Up Holder Agent or Security Agent in conducting such sales and collecting the proceeds thereof for distribution to the Roll-Up Holders. Upon payment of the Roll-Up Obligations in full in cash or cash equivalents, Roll-Up Holder Agent shall promptly remit to the Residual Holder Agent any excess proceeds. To the extent any of the Roll-Up Turnover Property constitutes securities for which registration or other qualification is required pursuant to the rules and regulations of the Securities and Exchange Commission (or other Governmental Authorities), then to the extent required by Roll-Up Holders, the Roll-Up Holder Agent or Security Agent on their behalf, the Residual Holder Agent and Residual Holders shall cooperate with Roll-Up Holders in good faith to facilitate such registration or satisfaction of other qualifications requirements.

          (n) Notwithstanding anything to the contrary contained in any of the foregoing provisions of this Section 10.02, none of the rights of the Tranche B Lenders and Investors, whether as Roll-Up Holders or as Residual Holders, as set forth in Section 7.03 of this Agreement shall be affected, limited or prejudiced by any provision of this Section 10.02 in accordance with the terms of the Operative Documents and none of the Tranche B Lenders and Investors, whether as Roll-Up Holders or as Residual Holders, or any agent therefor, shall be restricted or prevented from asserting any such right in any manner or from taking any steps to protect, preserve and enforce such rights under Section 7.03 of this Agreement to the full extent permitted by law and in accordance with the terms of the Operative Documents and any waiver, agreement or consent of the Tranche B Lenders and Investors, whether as Roll-Up Holders or as Residual Holders, contained in this Section 10.02 shall, in each case, be deemed to have been qualified by this Section 10.02(n).

          10.03  Amendments to Operative Documents. Notwithstanding any provision contained herein or in the other Operative Documents, the Administrative Agent and, by their acceptance of this Agreement, each Primed Creditor hereby agrees that so long as any of the Priority Obligations remain outstanding or any Priority Commitments remain in effect, without the prior written consent of the Priority Agent (acting at the direction of the Required Priority Lenders), the Primed Creditors shall not waive or agree with the Company, any other Debtor or any other party to an Operative Document to amend, modify or supplement any of the provisions of any Operative Documents if the effect of such waiver, amendment, modification or supplement, together with all other waivers, amendments, modifications or supplements theretofore made, is (a) to confer any additional rights on the Primed Creditors or the Administrative Agent which is adverse in any material respect to the Priority Lenders or the Priority Agent, (b) to otherwise adversely affect the rights or remedies of the Priority Lenders or the Priority Agent or (c) to adversely affect the ability of the Company, any other Debtor or any other party to an Operative Document to perform its obligations under, with respect to, or otherwise directly or indirectly affecting, the Priority Credit Agreement or any other Operative Document to the extent that the same relates to the Priority Obligations.

          10.04  Enforcement; Forbearance; Reservation of Rights

          (a) Notwithstanding any provision in the Operative Documents (but subject to this Section 10.04), until all obligations arising in connection with the Priority Credit Facility have been repaid or prepaid in full and all Priority Commitments have been terminated: (i) each Creditor (other than the Priority Lenders) hereby agrees to forbear on all Defaults and Events of Default in existence as of the Effective Date and as may arise thereafter under the Participation Agreement unless and until the Required Priority Lenders elect to take enforcement action by delivering a Notice of Action to the Security Agent or otherwise, (ii) no Creditor (other than the Priority Lenders) shall have any right to take, or to direct the Security Agent to take, any action in respect of the Collateral (including the issuance of a Notice of Action) unless the Required Priority Lenders have consented to the taking of such action and (iii) subject to Section 10.12 of this Agreement, the Required Priority Lenders shall have the exclusive right to direct the Security Agent to take action (without regard to the forbearance set out above) in respect of the Collateral during any Enforcement Period (as defined in the Collateral Agency and Intercreditor Agreement) and the Debtors hereby acknowledge that an Event of Default Period and Enforcement Period are continuing from the date hereof.

          (b) Subject to Section 10.04(a) of this Agreement and the other intercreditor provisions set out in this Agreement, the Administrative Agent and each of the other Creditors, expressly reserves any and all of their rights and remedies relating to any Default or Event of Default existing as of the date hereof (whether known or unknown) or arising after the date hereof, including under the Participation Agreement and other Operative Documents and waives none of such rights by executing this Agreement. The failure to exercise or any delay in exercising, on the part of the Administrative Agent or any Creditor, any right, remedy, power or privilege under the Operative Documents with respect to the Defaults and/or Events of Default referred to in the preceding sentence shall not be deemed, or operate as, a waiver thereof and all such rights and remedies are hereby reserved (subject to the intercreditor provisions in Section 10.04(a) of this Agreement and the other intercreditor provisions set out in this Agreement).

          10.05  Priority Credit Agreement; Authorization

          (a) Each party hereto hereby consents and agrees to the execution of (i) this Agreement by the other parties hereto and (ii) the Priority Credit Agreement (substantially in the form of Exhibit A attached hereto) by the Company, the Owner, the Priority Working Capital L/C Issuer, each Priority Lender party thereto, the Administrative Agent and the Priority Agent.

          (b) Each party hereto hereby agrees that, notwithstanding any provision in the Operative Documents (but subject to this Section 10.05), until the date on which (i) the Priority Loans and the Priority Working Capital L/C Reimbursement Obligations have been repaid or prepaid in full and (ii) the Priority Working Capital L/Cs and Priority Working Capital Loan Commitments have been cash collateralized in full, upon the written instructions of the Required Priority Lenders, the Trustee shall take or refrain from taking such action or actions as may be specified in such instructions.

          (c) The Creditors hereby authorize and direct the Trustee, the Trust Company, the Owner, the Administrative Agent and the Security Agent to execute, deliver and perform their respective obligations, if any, under this Agreement and the Priority Credit Agreement.

          (d) The Creditors hereby agree that with respect to matters requiring the Independent Engineer to provide advice or otherwise assist the Priority Agent in its administration of the Priority Credit Agreement that they shall cause the Independent Engineer to provide such advice or assistance in the manner and in accordance with the terms under which it currently provides advice and assistance to the Administrative Agent under the Participation Agreement.

          10.06  DIP Facility.

          (a) Those Creditors (the "Non-Participating Creditors") who elect not to participate in a debtor-in-possession financing facility (a "DIP Facility") hereby authorize the execution of a DIP facility agreement by those Persons who are parties to this Agreement and that elect to participate therein (the "DIP Lenders") in substantially the form attached as Exhibit B (the "Proposed DIP Facility Agreement"), or, if not in such form, then in such form as is approved by the Court in an interim order or final order (the "Creditor-Provided DIP Facility") so long as the agreement as so approved in an interim order or final order issued in by the Court in such Case is not materially more burdensome when taken as a whole on the rights of the Non-Participating Creditors than the Proposed DIP Facility Agreement. The Non-Participating Creditors (by their acceptance of this Agreement) and to the extent permitted by law, hereby agree (a) not to oppose or otherwise defend against (and hereby waive any and all rights that they may have to oppose or defend against), directly or indirectly, any provision for adequate protection, use of cash collateral or debtor-in-possession financing proposed by the DIP Lenders or (b) propose any provision for adequate protection, use of cash collateral or debtor-in-possession financing opposed by the DIP Lenders. Notwithstanding the foregoing, in the event that a debtor-in-possession financing facility is proposed to or approved by the Court involving lenders other than Persons party to this Agreement, the restrictions on activities by the Creditors to oppose such financing set out in this Section 10.06(a) shall not apply. Each Priority Lender party to this Agreement shall have the right to participate in a Creditor-Provided DIP Facility in an amount equal to its Priority Commitment Percentage of the total amount of Commitments provided for under such Facility.

          (b) The Creditors hereby (i) authorize and direct the Trustee, the Trust Company, the Owner, the Administrative Agent, the Priority Agent and the Security Agent to execute, deliver and perform their respective obligations, if any, under, or with respect to, the Creditor-Provided DIP Facility; (ii) agree (in their capacity as Pre-Petition Parties (as defined in the Creditor-Provided DIP Facility)) that, by execution of the Creditor-Provided DIP Facility by the Administrative Agent and the Priority Agent, such Creditors accede to, and agree to be bound by, the provisions of Section 8 (or any correlative section) of the Creditor-Provided DIP Facility with respect to any and all Pre-Petition Obligations of such Creditors (and any Liens securing such Pre-Petition Obligations); and (iii) acknowledge and agree to the appointment of the Security Agent as agent of the Superpriority Parties (as defined in the Creditor-Provided DIP Facility) for the purposes set forth in the Creditor-Provided DIP Facility. The authorizations, directions, acknowledgments and agreements set forth in this Section 10.06(b) relate solely to the Creditor-Provided DIP Facility and are not intended to (and shall not be interpreted so as to) apply directly or indirectly to any other DIP Facility.

          10.07  Further Assurances with respect to Recharacterization. Each of the parties hereto confirms the intention of the parties to characterize the transactions contemplated by the Operative Documents as set forth in Section 6.1 of the Lease. In the event of the commencement of a Case, NEG, the Company and the Owner hereby agree to file such motions and take such other actions as may be available to them to give effect to the characterization of the transactions contemplated by the Operative Documents as set forth in Section 6.1 of the Lease and each Creditor hereby agrees not to oppose any motion by the Company to characterize the transactions contemplated by the Operative Documents as a secured financing transaction that preserves all rights of the Creditors in, to and under all Collateral.

          10.08  No Bankruptcy Proceedings, Etc. Each of the parties hereto hereby agrees (or shall be deemed to have covenanted and agreed) that, prior to the date that is one year and one day after the date that the Priority Obligations are paid in full, it will not (without the prior written consent of the Priority Agent (acting on the instruction of the Required Priority Lenders)) institute against the Company or any other Debtor, or join with any other Person in instituting against the Company or any other Debtor, any case, proceeding or other action under any existing or future law of any jurisdiction, relating to bankruptcy, insolvency, reorganization, agreement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors or take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts hereinabove set forth. It is the express intent of this Section 10.08 that the consent of Required Priority Lenders (and as between all Creditors the consent of the Required Priority Lenders only) shall be required in connection with the acts hereinabove set forth and, in the event of any inconsistency between this Section 10.08 and any other the provisions of any other Operative Document relating to the matters hereinabove set forth, this Section 10.08 shall govern.

          The provisions of this Section 10.08 shall survive the termination of the Operative Documents. Nothing contained herein shall preclude participation by any the parties hereto in the assertion or defense of its claims in any such proceeding involving the Company or any Debtor.

          10.09  Further Agreements of NEG

          (a) If required by the Administrative Agent, NEG shall provide written reaffirmation of NEG's agreement to continue to manage the construction of the Project (in cooperation with the Company) until requested otherwise by the Administrative Agent, and if requested otherwise, to cooperate in a transition to a third party management company.

          (b) To the extent requested by the Administrative Agent, NEG agrees that it shall cooperate in a transition from PGET to third party power purchasers and fuel suppliers.

          10.10  Further Acknowledgment by the Company. The Company hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Priority Credit Agreement;

          (b) neither the Priority Agent, the Administrative Agent, the Security Agent nor any Lender, Investor or Priority Lender has any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, the Priority Credit Agreement or any of the other Operative Documents, and the relationship between the Priority Agent, the Administrative Agent, the Security Agent, the Lenders, the Investors and the Priority Lenders, on one hand, and the Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the Priority Credit Agreement or the other Operative Documents or otherwise exists by virtue of the transactions contemplated hereby and by the Priority Credit Agreement among the Lenders, Investors and Priority Lenders or among the Company and the Lenders, Investors and Priority Lenders.

          10.11  Accession

          (a) The Priority Lenders and the Priority Agent agree to be bound by, and to benefit from, the Participation Agreement as if a party thereto. Each other party to the Participation Agreement hereby consents and agrees to the accession by the Priority Lenders and the Priority Agent to the Participation Agreement.

          (b) The Priority Agent, as agent for and on behalf of the Priority Lenders, agrees to be bound by, and to benefit from, the Security Deposit Agreement as if a party thereto. Each other party to the Security Deposit Agreement hereby consents and agrees to the accession by the Priority Agent, on behalf of the Priority Lenders, to the Security Deposit Agreement.

          (c) The Priority Lenders and the Priority Agent (i) agree to be bound by, and to benefit from, the Collateral Agency and Intercreditor Agreement as if a party thereto and (ii) irrevocably designate and appoint Citibank, N.A. as the Security Agent under the Transaction Documents and authorize Citibank, N.A., in the capacity of Security Agent, to take such action on their behalf in accordance with the provisions of the Transaction Documents. By its signature below, Citibank, N.A. accepts such appointment. Each other party to the Collateral Agency and Intercreditor Agreement hereby consents and agrees to the accession by the Priority Lenders and the Priority Agent to the Collateral Agency and Intercreditor Agreement.

          10.12  Action by Priority Lenders

          (a) Notwithstanding any provision in the Operative Documents (but subject to this Section 10.12), each Creditor hereby agrees that unless and until the Priority Loans have been repaid in full and the Priority Commitments have terminated (i) the 75% Priority Lenders may or, with the consent of the 75% Priority Lenders, the Security Agent or the Priority Agent may initiate an auction process or otherwise solicit bids for the purchase of all or any part of the Collateral or equity in the Project or the Company held by the Creditors or otherwise agree to, or accept, a consensual transfer of the Project (through deed in lieu of foreclosure or otherwise) in accordance with a process approved by or otherwise on terms acceptable to the 75% Priority Lenders, (ii) the 75% Priority Lenders may or, with the consent of the 75% Priority Lenders, the Security Agent or the Priority Agent may sell or otherwise transfer all or any part of the Collateral in connection with such auction or other sale process or otherwise accept any bids (whether solicited or unsolicited) for purchase of any Collateral or equity in the Project or otherwise agree to or accept a consensual transfer of the Project (through deed in lieu of foreclosure or otherwise) and undertake such transactions as may be necessary to consummate such sale or other transfer and (iii) other than the consent of the 75% Priority Lenders referred to in clauses (i) and (ii) above, no other consent or approval of the Creditors is required for any action provided for, or referred to, in this Section 10.12(a).

          (b) In connection with any proposed restructuring, adjustment, compromise or other action addressing of the liabilities of NEG whether or not in connection with any case, proceeding or other action under any existing or future law of any jurisdiction, relating to bankruptcy, insolvency, reorganization, agreement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts (an "NEG Restructuring"), in addition to any consent from any Creditor or class thereof required under the terms of the Operative Documents as in effect on the Effective Date (subject to the rights granted to the Super-Majority Priority Lenders under Section 10.12(a) of this Agreement with respect to matters covered thereby), the consent of the Super-Majority Priority Lenders shall be required in connection with any release, modification or other adjustment of any claims (howsoever described) against NEG (whether under the NEG Guarantee or otherwise) or any amendments, modifications, supplements or waivers with respect to any of the Operative Documents proposed or requested in connection with any such NEG Restructuring; provided that, notwithstanding any provision in any Operative Document, no "Participant" (as such term is defined in the Tranche A Loan Agreement and Tranche B Loan Agreement) shall have or be granted by any Creditor any consent rights with respect to any transactions undertaken in connection with an NEG Restructuring.

          (c) With respect to providing direction to PGET in connection with the commencement of the term under the PGET Power Purchase Agreement and the PGET Gas Supply Agreement, the Administrative Agent shall provide direction as directed by the Priority Agent acting on the instructions of the Required Priority Lenders.

          (d) Any Priority Lender may effect a roll-up of Investor Contributions held by an Affiliate of such Priority Lender.

          10.13  Structural Guaranty. By their execution of this Agreement and notwithstanding any provision herein or in the other Operative Documents (but subject to this Section 10.13), the Beneficiaries (as such term is defined in the Structural Guaranty) hereby make demand on the Company for payment under the Structural Guaranty in an amount equal to the full amount of the Guaranteed Obligations (as such term is defined in the Structural Guaranty) due and payable through the Effective Date after giving effect to the transactions contemplated by Section 12 of this Agreement (such amount, the "Structural Guaranty Demand Amount"). The Company hereby acknowledges and agrees that, notwithstanding any provision of the Structural Guaranty to the contrary:

          (a) the demand made by the Beneficiaries hereunder is a valid and effective demand under the Structural Guaranty;

          (b) the Structural Guaranty Demand Amount is due from it on and as of the Effective Date;

          (c) it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of liability of the Company to pay the Beneficiaries the Structural Guaranty Demand Amount; and

          (d) nothing in this Agreement shall restrict or prevent the Beneficiaries from making further demands under the Structural Guaranty.

          10.14  NEG Guarantee. By their execution of this Agreement, the Tranche A Lenders constituting Required Tranche A Lenders hereby direct the Security Agent pursuant to Section 4.3 of the Collateral Agency and Intercreditor Agreement to draw on the NEG Guarantee by delivery of a Payment Demand (as defined in Section 1.01 of the NEG Guarantee) thereunder. The Security Agent hereby demands payment on the NEG Guarantee pursuant to Section 2.01(b) of the NEG Guarantee in an amount equal to the full amount of the Guaranteed Obligations (as such term is defined in the NEG Guarantee) due and payable through the Effective Date after giving effect to the transactions contemplated by Section 12 of this Agreement (such amount, the "NEG Demand Amount"). NEG hereby acknowledges and agrees that, notwithstanding any provision of the NEG Guarantee to the contrary:

          (a) the demand made by the Security Agent pursuant to this Section 10.14 is a valid and effective Payment Demand under the NEG Guarantee;

          (b) the lesser of the NEG Demand Amount and the Maximum Guarantee Amount (as defined in the NEG Guarantee) in effect on the Effective Date is due from it on the Effective Date pursuant to the terms of the NEG Guarantee;

          (c) it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of liability of NEG to pay to the Security Agent for the benefit of the Creditors entitled thereto the amount determined pursuant to clause (b) above; and

          (d) nothing in this Agreement shall restrict or prevent the Security Agent from making further demands under the NEG Guarantee.

          10.15  Construction Agency Agreement; Reservation of Construction Agency Agreement Rights by Owner

          (a) Notwithstanding anything in the Operative Documents (but subject to this Section 10.15), the Company in its capacity as Construction Agent under the Construction Agency Agreement shall request from the Priority Lenders borrowings of Priority Construction Loans to be applied in accordance with the terms of the Priority Credit Agreement subject to the terms and conditions of the Priority Credit Agreement.

          (b) The Owner hereby expressly reserves any and all of its rights and remedies under the Construction Agency Agreement relating to any Default or Event of Default existing as of the date hereof (whether known or unknown) or arising after the date hereof and waives none of such rights by executing this Agreement. The failure to exercise or any delay in exercising, on the part of the Owner, any right, remedy, power or privilege under the Construction Agency Agreement with respect to the Defaults and/or Events of Default referred to in the preceding sentence shall not be deemed, or operate as, a waiver thereof and all such rights and remedies are hereby reserved.

          (c) Section 2.4(c) of the Construction Agency Agreement is amended to read as follows: "(c) cause the Conversion Date to occur on or prior to the Date Certain; provided that the Required Priority Lenders have provided written consent (as contemplated by Section 6.2(l) of the Priority Credit Agreement) on or before the Outside Completion Date;"

          10.16  Investor Interests. Notwithstanding anything in the Operative Documents (but subject to this Section 10.16), the consent of the Company shall not be required in connection with any transfers of the beneficial interests held by the Investors in the Trust.

          10.17  Other Amounts. The parties hereto agree that amounts payable in respect of Tranche A Interest Hedge Obligations and Tranche B Interest Hedge Obligations shall not constitute "other amounts" payable in connection with the Tranche A Loans and the Tranche B Loans, respectively, under the Operative Documents. The parties hereto agree that solely for the purpose of calculating the "Maximum Guarantee Amount" (as such term is defined in the NEG Guarantee) under the NEG Guarantee, interest on the Tranche A Loans shall, notwithstanding anything herein or in the other Operative Documents to the contrary, be computed (including for capitalization of interest as principal) on the basis of the applicable interest rate margin with respect to Tranche A Loans in effect immediately prior to the Effective Date.

          Section 11.  Interest on Settlement Amounts; Roll-Up Loans; Residual Loans

          (a) The Company and each Interest Hedge Party hereby agree that, notwithstanding any provision in the Operative Documents (but subject to this Section 11) or other Interest Hedge Contracts to the contrary, the Settlement Amounts shall accrue interest monthly in arrears at a rate per annum equal to the ABR plus the Applicable Margin.

          (b) The Company and each Tranche A Interest Hedge Contract Party hereby agree that, notwithstanding any provision in the Operative Documents (but subject to this Section 11) or other Interest Hedge Contracts to the contrary:

          (i) On the Effective Date, accrued but unpaid interest on existing Tranche A Settlement Amounts (and all other amounts due and owing with respect to the Tranche A Settlement Amounts) will be capitalized and added to the principal amount outstanding prior to giving effect to the "roll-up" election pursuant to Section 9 of the Second Omnibus Restructuring Agreement.

          (ii) With respect to Tranche A Settlement Amounts that constitute Roll-Up Loans:

          (A) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Settlement Amounts that constitute Roll-Up Loans.

          (B) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Settlement Amounts that constitute Roll-Up Loans and (B) each payment of Tranche A Settlement Amounts that constitute Roll-Up Loans shall be accompanied by accrued interest to the date of such payment on such amount.

          (iii) With respect to Tranche A Settlement Amounts that constitute Residual Loans:

          (A) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Settlement Amounts that constitute Residual Loans.

          (B) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche A Settlement Amounts that constitute Residual Loans and (B) each payment of Tranche A Settlement Amounts that constitute Residual Loans shall be accompanied by accrued interest to the date of such payment on such amount.

          (c) The Company and each Tranche B Interest Hedge Contract Party hereby agree that, notwithstanding any provision in the Operative Documents (but subject to this Section 11) or other Interest Hedge Contracts to the contrary:

          (i) On the Effective Date, accrued but unpaid interest on existing Tranche B Settlement Amounts (and all other amounts due and owing with respect to the Tranche B Settlement Amounts) will be capitalized and added to the principal amount outstanding prior to giving effect to the "roll-up" election pursuant to Section 9 of the Second Omnibus Restructuring Agreement.

          (ii) With respect to Tranche B Settlement Amounts that constitute Roll-Up Loans:

          (A) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Settlement Amounts that constitute Roll-Up Loans.

          (B) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Settlement Amounts that constitute Roll-Up Loans and (B) each payment of Tranche B Settlement Amounts that constitute Roll-Up Loans shall be accompanied by accrued interest to the date of such payment on such amount.

          (iii) With respect to Tranche B Settlement Amounts that constitute Residual Loans:

          (A) After the Effective Date and prior to the Completion Date, interest will accrue monthly in arrears and shall, on each Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Settlement Amounts that constitute Residual Loans.

          (B) On and after the Completion Date, interest will accrue monthly in arrears and shall be payable on each Interest Date; provided that (A) to the extent that cash flow available under the Revenue Account Waterfall is insufficient (or cash is otherwise unavailable pursuant to the terms of the Security Deposit Agreement) to pay in full such interest due on such Interest Date, the portion of such interest that is not paid on such Interest Date shall, on such Interest Date, be capitalized and added to the principal amount outstanding of Tranche B Settlement Amounts that constitute Residual Loans and (B) each payment of Tranche B Settlement Amounts that constitute Residual Loans shall be accompanied by accrued interest to the date of such payment on such amount.

          (d) Notwithstanding any provision in the Operative Documents to the contrary (but subject to this Section 11(d)), from and after the Effective Date, Roll-Up Loans and Residual Loans shall accrue interest monthly in arrears at a rate per annum equal to the ABR plus the Applicable Margin.

          Section 12.  Certain Agreements and Confirmations Regarding Termination and Acceleration

          12.01  Company Credit and Reimbursement Agreement. The Company, Citibank, N.A., as the Working Capital L/C Issuer, the Working Capital Lenders party there, Société Générale, as the DSR/RCE L/C Issuer, the L/C Banks party thereto, the Administrative Agent and the Lenders hereby agree that the Company Credit and Reimbursement Agreement is hereby terminated and shall no longer be of any force or effect.

          12.02  Interest Hedge Contracts. Each Interest Hedge Party and the Company confirm that (a) each Interest Hedge Contract either (i) has been terminated or (ii) is hereby terminated and (b) such parties have agreed on the payment due by the Company to such Interest Hedge Party on the Effective Date pursuant to the terms of the relevant Interest Hedge Contract. Each Interest Hedge Party acknowledges that it is bound by the provisions of the Collateral Agency and Intercreditor Agreement.

          12.03  Acceleration of Obligations; Termination of Commitments. In the event that all Loans and Investor Contributions have not been accelerated or otherwise have become due in full, the Required Participants hereby instruct and request that the Administrative Agent provide the notice in the succeeding sentence. Pursuant to Section 7.1 of the Participation Agreement, the Administrative Agent hereby (i) declares (A) the Commitments to be terminated forthwith and (B) the Loans and Investor Contributions (with accrued interest and Investor Yield thereon, respectively) and all other amounts owing under the Operative Documents to be due and payable forthwith and (ii) provides notice to the Owner and the Company of such declaration.

          12.04  Liability of Trustee. Each party hereto acknowledges and agrees that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Documents to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity, and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Documents. Except as specifically provided in the Trust Agreement and except to the extent that the Trust Company shall have acted in its individual capacity, all Persons having any claim against the Owner or the Trust Company acting in its capacity as Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

Notwithstanding any provision in the Operative Documents (but subject to this Section 12.04), (i) the indemnification provisions set forth in the Trust Agreement shall remain in full force and effect and (ii) if the Trustee is unsure of the application of any provision of any Operative Document, the Trustee shall promptly request and rely upon instructions of the Required Priority Lenders and shall have no liability to the extent it fails to act after prompt request for clarification from such Required Priority Lenders and prior to the receipt of instructions from such Required Priority Lenders.

          Section 13.  Conditions Precedent. This Agreement shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied, or waived, in the sole discretion of the Administrative Agent:

          (a) each of this Agreement and the Priority Credit Agreement shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect (assuming, solely for purposes of this clause (a), that the Effective Date had occurred);

          (b) each of the Administrative Agent and the Priority Agent shall have received: (i) a certified copy of the resolutions or minutes or other appropriate documents evidencing the corporate actions of NEG and the Company authorizing the execution, delivery and performance of this Agreement and the Priority Credit Agreement and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of NEG and the Company, as the case may be, as of the Effective Date, which certificate shall state that such resolutions or minutes or other appropriate documents have not been amended, modified, revoked or rescinded; (ii) an incumbency certificate of each of NEG and the Company regarding the officers thereof authorized to execute and deliver on its behalf this Agreement and the Priority Credit Agreement and any other documents and agreements to be delivered in connection therewith, certified by the Secretary or an Assistant Secretary of NEG and the Company, as the case may be, as of the Effective Date; and (iii) true and complete copies of the certificate of formation, limited liability agreement and other organizational documents (if any) of NEG and the Company, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of NEG and the Company, as the case may be;

          (c) each of the Administrative Agent and the Priority Agent shall have received an Officer's Certificate of each of the Company and NEG, dated the Effective Date, stating that: (i) in the case of the Officer's Certificate of the Company, the representations and warranties set forth in Section 5.1 of the Priority Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (ii) in the case of the Officer's Certificate of NEG, the representations and warranties set forth in Section III of the NEG Guarantee (other than Section 3.04(d) of the NEG Guarantee) are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and (iii) in the case of the Officer's Certificate of each of NEG and the Company, (x) all conditions precedent required to be fulfilled on the Effective Date have been fulfilled and (y) no Post-Effective Date Default or Post-Effective Date Event of Default has occurred or will occur on the Effective Date;

          (d) each of the Administrative Agent and the Priority Agent shall have received such opinions of the Company, the Owner, the Trust Company and NEG as are reasonably requested by the Administrative Agent and the Priority Agent; and

          (e) all fees payable to any Priority Lender, the Priority Agent, the Security Agent or the Administrative Agent (including the fees of any consultant, advisor or legal counsel to any such lender or agent) shall have been paid.

          Section 14.  Further Representations and Warranties. To induce the Creditors to enter into this Agreement, each of the Company and the Owner hereby further represents and warrants that:

          (i) as of December 11, 2002, the aggregate outstanding principal amount of (a) Tranche A Loans will be $361,658,866, (b) Tranche B Loans will be $286,962,683, (c) Investor Contributions will be $20,139,621, (d) Working Capital Loans will be $0 and (e) L/C Reimbursement Loans will be $0;

          (ii) as of December 11, 2002, the aggregate undrawn face amount of (a) Working Capital L/Cs will be $0, (b) DSR L/Cs will be $0 and (c) RCE L/Cs will be $0; and

          (iii) as of and on the date hereof, the obligations of the Owner under the Tranche A Loan Agreement, the Tranche B Loan Agreement and other Operative Documents and the Company under the Structural Guaranty and other Operative Documents to repay the Loans and the Investor Contributions and pay the other Secured Obligations, together with all interest, fees, expenses, indemnities and other amounts accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Secured Obligations.

          Section 15.  Miscellaneous.

          15.01  Notices. All notices, requests, demands or other communications given to the Company, the Owner, the Security Agent, the Administrative Agent or any Creditor shall be given in writing (including telex or facsimile transmission) and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by telex or facsimile transmission, addressed (i) if to the Company, the Owner, the Security Agent, the Administrative Agent or the Priority Agent, to such party at its address specified in Section 12.2 of the Participation Agreement or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this subsection to the party sending such communication or (ii) if to any Creditor, to it at its address as provided by such Creditor, including the addresses specified in the Participation Agreement, as the case may be; provided that any notice, request or demand to the Security Agent shall not be effective until received by the Security Agent at the office designated by it pursuant to this subsection.

          15.02  Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          15.03  Amendments. Any provision of this Agreement (other than Sections 10.01 through 10.08 and Sections 10.11 through 10.16 of this Agreement) may be amended, modified or supplemented only by an instrument in writing signed by each party hereto (other than NEG). Sections 10.01 through 10.08 and Sections 10.11 through 10.16 of this Agreement may be amended, modified or supplemented only by an instrument in writing signed by the Creditors (other than the Trust Company).

          15.04  Headings. The headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          15.05  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          15.06  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.07Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Company, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Documents and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Company, at its own expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

          15.08  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns

          15.09  No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Creditor, any right, remedy, power or privilege hereunder or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          15.10  Conflicts. In case of any conflict or inconsistency between this Agreement and any other Operative Document (other than the Priority Credit Agreement), this Agreement shall control.

          15.11atification. The Company, the Owner, the Administrative Agent, the Security Agent, the Lenders, the Investors and the Interest Hedge Parties hereby ratify and confirm the following prior amendments and waivers to the Operative Documents:

          (i) the Omnibus Restructuring Agreement (La Paloma), dated as of April 6, 2001;

          (ii) the Second Amendment (La Paloma), dated as of June 5, 2002;

          (iii) the Waiver and Consent, dated as of October 21, 2002; and

          (iv) the Amendment, Waiver and Consent, dated as of November 6, 2002.

          15.12  RELEASE OF CLAIMS. EACH OF NEG, THE COMPANY AND THE OWNER HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF THE COMPANY AND THE OWNER TO REPAY THE LENDERS, PRIORITY LENDERS AND INVESTORS AS PROVIDED IN THE OPERATIVE DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT, THE PRIORITY AGENT OR ANY OTHER CREDITOR. EACH OF NEG, THE COMPANY AND THE OWNER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, THE PRIORITY AGENT AND THE OTHER CREDITORS, AND THE ADMINISTRATIVE AGENT'S, THE PRIORITY AGENT'S AND EACH OTHER CREDITOR'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY OF NEG, THE COMPANY OR THE OWNER MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, THE PRIORITY AGENT OR ANY OTHER CREDITOR, AND THE ADMINISTRATIVE AGENT'S, THE PRIORITY AGENT'S OR ANY OTHER CREDITOR'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, IN THEIR CAPACITIES AS SUCH, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE OPERATIVE DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AGREEMENT.

          15.13  Lease and other Operative Documents. Notwithstanding any provision in the Operative Documents (but subject to this Section 15.13), each party hereto hereby agrees that, with respect to the Lease or any other Operative Document pursuant to which the Company manages or operates the Project, none of the Priority Lenders, the Priority Working Capital L/C Issuer or the Priority Agent shall have any responsibility or liability to the Company or any other Person with respect to any of the following: (x) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Project or any part thereof or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (y) the use, operation or performance of the Project or any part thereof or any risks relating thereto; or (z) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of the Project or any part thereof.

          15.14  Survival. All covenants, agreements, representations and warranties made by the Company and the Owner herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Priority Loans and issuance of any Priority Working Capital L/C, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Priority Agent, the Priority Working Capital L/C Issuer or any Priority Lender may have had notice or knowledge of any Post-Effective Default, Post-Effective Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Priority Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Priority Working Capital L/C is outstanding and so long as the Priority Commitments have not expired or terminated. The provisions of Section 10 shall survive and remain in full force and effect notwithstanding the termination of this Agreement or any provision hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

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